United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-12

MOTUS GI HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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 PRELIMINARY COPY – SUBJECT TO COMPLETION, DATED JUNE 22, 2020

MOTUS GI HOLDINGS, INC.
1301 East Broward Boulevard, 3rd Floor

Ft. Lauderdale, FL 33301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 13, 2020

To the Stockholders of Motus GI Holdings, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Motus GI Holdings, Inc. will be held on August 13, 2020, beginning at 9:00 a.m. local time. Due to concerns regarding the coronavirus outbreak (“COVID-19”) and to assist in protecting the health and well-being of our stockholders and employees, the Annual Meeting will be held live via the internet, at www.viewproxy.com/motusgi/2020/vm. At the Annual Meeting, stockholders will act on the following matters:

●	To elect seven director nominees to serve as directors until the next annual meeting of stockholders;

●	To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2020; and

●	To approve an amendment to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan and 2016 Israeli Sub-Plan to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan, which increases the number of shares that may be issued pursuant to incentive stock options thereunder;

●	To approve an amendment to the Company’s certificate of incorporation, as amended, to increase the Company’s authorized shares of common stock from 50,000,000 to 115,000,000; and

●	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on June 22, 2020 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the Annual Meeting live via the internet or not, you may vote your shares over the internet or by requesting a printed copy of the proxy materials and marking, signing, dating and mailing the proxy card in the envelope provided. If you attend the Annual Meeting live via the internet and prefer to vote during the Annual Meeting, you may do so even if you have already voted your shares. We designed the format of this year’s Annual Meeting to ensure that our stockholders who attend the Annual Meeting live via the internet will be afforded the same rights and opportunities to participate as they would at an in person meeting. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

You will be able to attend the Annual Meeting, vote your shares, and submit your questions during the Annual Meeting live via the internet by visiting www.viewproxy.com/motusgi/2020/vm. In order to participate in the Annual Meeting live via the internet, you must register at www.viewproxy.com/motusgi/2020 by 11:59 PM eastern time on August 11, 2020. If you are a registered holder, you must register using the Control Number included on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Control Number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting live via the internet (but will not be able to vote your shares) so long as you demonstrate proof that you were a stockholders of record at the close of business on the Record Date. Instructions on how to connect and participate live via the internet, including how to demonstrate that you were a stockholders of record at the close of business on the Record Date, are posted at www.viewproxy.com/motusgi/2020/vm.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 13, 2020

Our proxy materials including our Proxy Statement for the 2020 Annual Meeting, our Annual Report for the fiscal year ended December 31, 2019 and proxy card are available on the Internet at https://www.cstproxy.com/motusgi/2020. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Timothy P. Moran
Timothy P. Moran
Chief Executive Officer
July [ ], 2020
Ft. Lauderdale, FL

PROXY STATEMENT

i

MOTUS GI HOLDINGS, INC.

1301 EAST BROWARD BOULEVARD, 3RD FLOOR

FT. LAUDERDALE, FL 33301

PROXY STATEMENT

This proxy statement contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 13, 2020 at 9:00 a.m. local time, or at such other time and place to which the Annual Meeting may be adjourned or postponed. Due to concerns regarding the coronavirus outbreak (“COVID-19”) and to assist in protecting the health and well-being of our stockholders and employees, the Annual Meeting will be held live via the internet, at www.viewproxy.com/motusgi/2020/vm. The enclosed proxy is solicited by the Board of Directors (the “Board”) of Motus GI Holdings, Inc. (the “Company”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about July 2, 2020. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, during normal business hours for ten days prior to the Annual Meeting (the “Stockholder List”) and available during the Annual Meeting.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect seven director nominees to serve as directors until the next annual meeting of stockholders;

●	To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2020;

●	To approve an amendment to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan and 2016 Israeli Sub-Plan to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan, which increases the number of shares that may be issued pursuant to incentive stock options thereunder;

●	To approve an amendment to the Company’s certificate of incorporation, as amended, to increase the Company’s authorized shares of common stock from 50,000,000 to 115,000,000; and

●	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2020, the amendment to the Company’s equity incentive plan to increase the number of shares that may be issued pursuant to incentive stock options thereunder, and the amendment to the Company’s certificate of incorporation to increase the Company’s authorized shares of common stock from 50,000,000 to 115,000,000 are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the proposals.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this Proxy Statement and our 2019 Annual Report by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, June 22, 2020 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had 28,857,073 outstanding shares of common stock.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting.

How do I attend and vote shares at the Annual Meeting?

Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting, vote their shares, and submit their questions during the Annual Meeting live via the internet by following the instructions below.

If you are a shareholder of record, you must:

●	Follow the instructions provided on your Notice card to first register at www.viewproxy.com/motusgi/2020 by 11:59 PM eastern time on August 11, 2020. You will need to enter your name, phone number, Control Number (included on your proxy card), and email address as part of the registration, following which you will receive an email confirming your registration, as well as the password to attend the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at www.viewproxy.com/motusgi/2020/vm (you will need the Control Number included on your proxy card).

●	If you wish to vote your shares electronically at the Annual Meeting (which you would be able to do even if you had already voted your shares by proxy), there will be a live link provided during the Annual Meeting (you will need the Control Number included on your proxy card to vote). As always, we encourage you to vote your shares prior to the Annual Meeting.

If your shares are held in a “street name,” you must:

●	Obtain a legal proxy from your broker, bank, or other nominee.

●	Register at www.viewproxy.com/motusgi/2020 by 11:59 PM eastern time on August 11, 2020. As part of the registration process you will need to enter your name, phone number, and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com), following which you will receive an email confirming your registration, your Control Number, as well as the password to attend the Annual Meeting. Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting (upon submission of evidence that you were a stockholders of record at the close of business on the Record Date) but you will be unable to vote your shares electronically at the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at www.viewproxy.com/motusgi/2020/vm (you will need the Control Number assigned to you in your registration confirmation email).

●	If you wish to vote your shares electronically at the Annual Meeting (which you will be able to do even if you have already voted your shares by proxy), there will be a live link provided during the Annual Meeting (you will need the Control Number assigned to you in your registration confirmation email to vote). As always, we encourage you to vote your shares prior to the Annual Meeting.

Further instructions on how to attend the Annual Meeting live via the internet, including how to vote your shares electronically at the Annual Meeting are posted on www.viewproxy.com/motusgi/2020 under Frequently Asked Questions (FAQ). The Annual Meeting will begin, live via the internet, promptly at 9:00 a.m. eastern time on August 13. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:30 a.m. eastern time, and you should allow ample time for the check-in procedures.

How can I submit a question for the Annual Meeting?

Stockholders may submit questions in writing during the Annual Meeting at www.viewproxy.com/motusgi/2020/vm. Stockholders will need their Control Number (which can be obtained by following the procedures described under the heading “How do I attend and vote shares at the Annual Meeting?” above).

As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted in writing during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits.

What if I have technical difficulties during the Annual Meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live via the internet. Please be sure to check in by 8:30 a.m. eastern time on August 13, 2020, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting begins live via the internet. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call (866) 612-8937.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

●	Before the Annual Meeting: You can vote on matters that come before the Annual Meeting via the Internet, by following the instructions in the Notice at https://www.cstproxyvote.com/motusgi/2020, or by submitting your proxy card by mail. If you would prefer to vote by mail, please follow the instructions included in the Notice to receive a paper copy of our proxy materials.

If you are a stockholder of record, to submit your proxy by mail or vote via the Internet, follow the instructions on the proxy card or Notice. If you hold your shares in street name, you may vote via the Internet as instructed by your broker, bank or other nominee.

Your shares will be voted as you indicate on your proxy card. If you sign your proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board, or if no recommendation is given, in their own discretion.

●	During the Annual Meeting: If you attend the Annual Meeting live via the internet and prefer to vote during the Annual Meeting, you may do so even if you have already voted your shares by proxy. If you wish to vote your shares electronically at the Annual Meeting, there will be a live link provided during the Annual Meeting. See above, “How do I attend and vote shares at the Annual Meeting?.”

Even if you plan to attend the Annual Meeting live via the internet, we encourage you to vote in advance by internet, telephone or mail so that your vote will be counted if you later decide not to attend the Annual Meeting live via the internet.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with the Secretary of the Company a notice of revocation;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Annual Meeting live via the internet and casting your vote by following the procedures described under the heading “How do I attend and vote shares at the Annual Meeting?.”.

For purposes of submitting your vote online before the Annual Meeting, you may change your vote until 11:59 p.m. Eastern Time on August 12, 2020. At this deadline, the last vote submitted will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of a majority of our common stock outstanding on the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

●	With respect to the first proposal (election of directors, “Proposal 1”), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

●	The second proposal, to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for 2020 (“Proposal 2”), requires the affirmative vote of a majority of the total votes cast, in person or by proxy. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on these proposals.

●	The third proposal, to approve an amendment to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan and 2016 Israeli Sub-Plan to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan, which increases the number of shares that may be issued pursuant to incentive stock options thereunder (“Proposal 3”), requires the affirmative vote of a majority of the total votes cast, in person or by proxy. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

●	The fourth proposal, to approve an amendment to the Company’s certificate of incorporation, as amended, to increase the Company’s authorized shares of common stock from 50,000,000 to 115,000,000 (“Proposal 4”), requires the affirmative vote, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. As a result, abstentions and “broker non-votes” (see below), if any, will have the effect of a vote AGAINST this proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in “street name,” and you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct the organization to vote your shares. Banks, brokers and other agents acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

The election of directors (Proposal No. 1) is not considered to be a “routine” matter and brokers are not permitted to vote on this matter if the broker has not received instructions from the beneficial owner. The ratification of our independent registered public accounting firm (Proposal No. 2) is considered to be a “routine” matter, and hence your brokerage firm will be able to vote on Proposal No. 2 (and Proposal No. 3 and/or Proposal No. 4, if they are considered “routine” matters) even if it does not receive instructions from you, so long as it holds your shares in its name. However, if the approval of Proposal No. 3 and/or Proposal No. 4 are deemed by the New York Stock Exchange to be “non-routine” matters, brokers will not be permitted to vote on these matters if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

In addition, we have engaged Alliance Advisors, LLC to assist us in soliciting proxies from individuals, brokers, bank nominees and other institutional holders in the same manner described above. The fees that will be paid to Alliance Advisors, LLC are anticipated to be approximately $6,500, plus approved and reasonable out of pocket expenses.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT SEVEN DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is currently composed of seven directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal.

Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier resignation, death or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the seven nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the Next Annual Meeting

The following table sets forth the name, age, position and tenure of each of our directors who are up for re-election at the 2020 Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since
Timothy P. Moran	48	Chief Executive Officer and Director	2018
Mark Pomeranz	58	President, Chief Operating Officer and Director	2016
David Hochman	45	Chairman of the Board	2016
Darren Sherman	48	Director	2016
Samuel Nussbaum	71	Director	2016
Shervin Korangy	45	Director	2017
Gary J. Pruden	58	Director	2017

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

Directors

Timothy P. Moran, Chief Executive Officer and Director

Mr. Moran has served as Chief Executive Officer since October 1, 2018. Prior to joining us, from 2015 to September 2018, Mr. Moran served as President of the Americas, ConvaTec Group Plc (LON: CTEC) (“ConvaTec”), an international medical products and technologies company, offering products and services in the areas of wound and skin care, ostomy care, continence and critical care and infusion devices. Prior to his employment at ConvaTec, Mr. Moran held roles in sales, marketing and general management over the course of eighteen years at Covidien plc (“Covidien”), an Irish-headquartered global health care products company and manufacturer of medical devices and supplies. While at Covidien, until 2015, Mr. Moran served simultaneously as VP and General Manager of both the SharpSafety and Monitoring & Operating Room divisions. Following the 2015 acquisition of Covidien by Medtronic (NYSE:MDT), Mr. Moran was named the Global Vice President and General Manager of the Patient Care and Safety Division. Mr. Moran also served on the CEO Advisory Council for Advanced Medical Technology Association (AdvaMed), a medical device trade association. Mr. Moran earned a B.A. in Organizational Communication at The State University of New York at Geneseo. Mr. Moran was selected as a director because of his broad commercial experience and leadership in the medical technology sector.

Mark Pomeranz, President, Chief Operating Officer and Director

Mr. Pomeranz has served as Chief Operating Officer since September 24, 2018. Prior to his tenure as our Chief Operating Officer, Mr. Pomeranz served as our Chief Executive Officer from December 2016 through September 2018, and as the Chief Executive Officer of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, from 2014 through September 2018. Prior to joining Motus GI Medical Technologies Ltd., from 2008 to 2014, Mr. Pomeranz was the founding CEO of Svelte Medical Systems, a start-up company that is currently commercializing a unique drug eluting stent platform in the EU. From 2007 to 2008 Mr. Pomeranz was the Vice President of Research and Development at Prescient Medical, Inc. From 1998 to 2007, Mr. Pomeranz served as Vice President at Cordis, a Johnson & Johnson Company, where his responsibilities included developing new technologies, exploring new market opportunities and leading major restructuring efforts to create cross-functional global commercialization teams. Prior to that, Mr. Pomeranz held a number of senior leadership roles, including positions at Cardiac Pathways Corporations from 1991 to 1998, and Cardiovascular Imaging Systems from 1989 to 1991, both of which were acquired by Boston Scientific Corporation. Mr. Pomeranz earned a M.Sc. in biomedical engineering from the University of Miami. Mr. Pomeranz was selected as a director due to his history as a director of Motus GI Medical Technologies Ltd. and his business and leadership experience in the medical technology sector; his broad scientific background is also seen as an asset to us.

David P. Hochman, Chairman of the Board

Mr. Hochman has served as the Chairman of our Board since 2016, and as Chairman of the Board of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, since 2011. Since May 2018, he has been Chairman and Chief Executive Officer of Orchestra BioMed, Inc., a biomedical innovation company focused on developing high impact therapeutic solutions to address significant unmet needs. From 2006 until 2019, he served as Managing Partner of Orchestra Medical Ventures, LLC, an investment firm that employed a strategy to create, build and invest in medical technology companies intended to generate substantial clinical value. Mr. Hochman has also served as President of Accelerated Technologies, Inc., a medical device accelerator company previously managed by Orchestra Medical Ventures, LLC, and now a wholly owned subsidiary of Orchestra BioMed, Inc. Mr. Hochman has over twenty-two years of medical innovation, entrepreneurial, venture capital and investment banking experience. Mr. Hochman currently serves as a board member of Corbus Pharmaceuticals Holdings, Inc. (NASDAQ: CRBP), a Phase 3 clinical-stage pharmaceutical company focused on the development and commercialization of novel therapeutics to treat inflammatory and fibrotic diseases by leveraging its industry leading pipeline of endocannabinoid system-targeting drug candidates. He was a co-founder of Caliber Therapeutics, Inc., a wholly owned subsidiary of Orchestra BioMed, Inc., and was on the Board of Caliber Therapeutics, Inc. from 2009 until 2018. He was a co-founder of BackBeat Medical, Inc., a wholly owned subsidiary of Orchestra BioMed, Inc., and served as its President and a member of its Board since inception in 2010 until 2018. He was a co-founder of FreeHold Surgical, Inc., a wholly owned subsidiary of Orchestra BioMed, Inc., and served as a member of its Board from 2011 until 2018. He also serves as a director of Adgero Biopharmaceuticals Holdings, Inc. Prior to joining Orchestra Medical Ventures LLC, Mr. Hochman was Chief Executive Officer of Spencer Trask Edison Partners, LLC, an investment partnership focused on early stage healthcare companies. He was also Managing Director of Spencer Trask Ventures, Inc. during which time he led financing transactions for over twenty early-stage companies. From 1999 to 2006 Mr. Hochman was a board advisor of Health Dialog Services Corporation, a leader in collaborative healthcare management that was acquired in 2008 by the British United Provident Association. From 2005 to 2007, he was a co-founder and board member of PROLOR Biotech, Inc., a biopharmaceutical company developing longer lasting versions of approved therapeutic proteins, which was purchased by Opko Health (NYSE: OPK) in 2013. He is also President and a Board Member of the Mollie Parnis Livingston Foundation, a family foundation. He has a B.A. degree with honors from the University of Michigan. Mr. Hochman was selected as a director due to his history as a director of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, his leadership experience at other public companies, including medical technology companies, his financial experience and his expertise in governance matters.

Darren Sherman, Director

Mr. Sherman has been a director of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, since 2011 and has served on our Board since December 2016. Since May 2018, Mr. Sherman has been President, Chief Operations Officer and a member of the Board of Orchestra BioMed, Inc., a biomedical innovation company focused on developing high impact therapeutic solutions to address major medical conditions where options for high-risk patients are limited or inadequate. Mr. Sherman has over 24 years of management and entrepreneurial experience in the medical technology industry spanning interventional cardiology, cardiac electrophysiology, sudden cardiac death, stroke, surgery, GI, and neurovascular therapies. From 2009 until December 2019, Mr. Sherman served as Managing Partner of Orchestra Medical Ventures, LLC, an investment firm that employed a strategy to create, build and invest in medical technology companies intended to generate substantial clinical value. Mr. Sherman has also served as Chief Technical Officer of Accelerated Technologies, Inc. (ATI), a medical device accelerator company managed by Orchestra Medical Ventures, LLC, from 2008 to 2019, and now a wholly owned subsidiary of Orchestra BioMed, Inc.. From 2009 until March 2018, Mr. Sherman served as Chief Executive Officer and a director of Caliber Therapeutics, Inc., from 2012 until March 2019 served as Chief Executive Officer and a director of FreeHold Surgical, Inc., and from 2009 until March 2019 he served as a director of BackBeat Medical, Inc., each of which entities are now wholly owned subsidiary of Orchestra BioMed, Inc.. From 2009 until 2016, he served on the board of directors of Vivasure Medical Limited, a medical device company based in Galway, Ireland. Prior to joining Orchestra Medical Ventures, LLC, from February 2002 until March 2008, Mr. Sherman held various positions in executive management for Cordis Neurovascular (CNV), a Johnson & Johnson company, including Executive Director R&D and Director of Strategic Marketing for stroke products. From January 1997 until February 2002, Mr. Sherman played an integral role in the formation and development of Revivant Corp (acquired by Zoll Medical Corporation) while working at Fogarty Engineering. He was Revivant Corp’s first employee and managed the design, development, and testing of the AutoPulse device from concept through market introduction. From January 1995 until January 1997, Mr. Sherman held positions in research and development for Cardiac Pathways Corp., prior to its acquisition by Boston Scientific. Prior to Cardiac Pathways Corp., he worked at Baxter Healthcare. In each of these companies, he participated in the creation, development and launch of products. Mr. Sherman has authored more than seventy-five U.S. patents and has over ninety additional published applications. He earned a BS degree in Bioengineering from the University of California, San Diego. Mr. Sherman was selected as a director due to his history as a director of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, and his leadership experience at other companies, including medical technology companies.

Samuel R. Nussbaum, M.D., Director

Dr. Nussbaum has served on our Board since December 2016. During 2016 Dr. Nussbaum began serving as a Strategic Consultant for EBG Advisors, the consulting arm for Epstein Becker and Green, where he advises life science companies, health care systems and provider organizations. Dr. Nussbaum also serves as a Senior Advisor to Sandbox Industries, a venture fund and the Global Healthcare Private Capital, Ontario Teachers Pension Plan. He is a member of the board of directors of Coherus Biosciences (NASDAQ:CHRS), a leading biosimilar company that develops and commercializes high-quality therapeutics for major regulated markets, PhyMed Healthcare Group, a physician led and owned leader of anesthesia services, Progenity, Inc., a biotechnology and molecular diagnostics company focused on women’s health, Atrio Health Plans, Oregon-based Medicare Advantage Health Plans and the Able Channel, a streaming digital health platform. From 2000 until 2016, Dr. Nussbaum served as Executive Vice President, Clinical Health Policy, and Chief Medical Officer of Anthem, Inc. (NYSE: ANTM), where he was responsible for annual health care expenditures through business units focused on care management, health improvement, and provider network contracting. Prior to joining Anthem, Dr. Nussbaum served as executive vice president, Medical Affairs and System Integration of BJC Health Care, where he led integrated clinical services and community health, served as President of its medical group and chairman of its commercial (HealthPartners of the Midwest) and Medicaid (CarePartners) health plans. He currently serves as Chair of the board of directors for the Innovation and Value Initiative (IVI), a nonprofit dedicated to advancing the science and improving the practice of value assessment in healthcare. Dr. Nussbaum has also served on the board of directors of National Quality Forum, America’s Health Insurance Plans (AHIP), Regenstrief Institute, National Committee for Quality Health Care, the OASIS Institute, VHA Foundation, BioCrossroads (an Indiana-based public-private collaboration that advances and invests in the life sciences), America’s Agenda, Barnes-Jewish West County Hospital, and the United Way of Greater St. Louis. Dr. Nussbaum is a Professor of Clinical Medicine at Washington University School of Medicine, as an adjunct professor at the Olin School of Business, Washington University and as Senior Fellow, University of Southern California Schaeffer Center for Health Policy and Economics. Dr. Nussbaum earned his BA from New York University and his MD from Mount Sinai School of Medicine. He trained in internal medicine at Stanford University and Massachusetts General Hospital and in endocrinology at Harvard Medical School and Massachusetts General Hospital. Dr. Nussbaum was selected as a director because of his medical and business experience in the healthcare and life sciences industries.

Shervin J. Korangy, Director

Mr. Korangy has served on our Board since March 2017. Mr. Korangy also serves as the President and Chief Executive Officer of BVI Medical, Inc., a leading global developer, manufacturer and marketer of specialized surgical devices for the ophthalmic marketplace. Prior to his appointment as CEO of BVI, he served as the Chief Financial Officer and Head of Strategy of BVI. From 2012 to 2017, Mr. Korangy served in various country General Management roles for Novartis Group AG (NYSE: NVS), a global healthcare company, where he worked with medical device, pharmaceutical and consumer health product segments. Prior to that, while part of Novartis Group AG from 2010 to 2012, Mr. Korangy was the Global Head of Corporate Finance, where he was responsible for global M&A, strategy, integrations, BD&L and portfolio planning. He served on the Novartis Finance Leadership Team and the Global Deal Committee. From 1996 to 2010, Mr. Korangy worked in the Private Equity and Restructuring Advisory divisions of the Blackstone Group (NYSE: BX), where he most recently was a Managing Director. Mr. Korangy is a current member of the board of directors (and chairman of the audit committee) of The Hain Celestial Group (NASDAQ: HAIN), a leading organic and natural products company, and a senior advisor to Sight Sciences LLC, a medical device growth stage business. Mr. Korangy has also served on the Advisory Board of the McNulty Center for Leadership and Change Management at The Wharton School of the University of Pennsylvania, since January 2019. Mr. Korangy is a former member of the board of directors of Pelican Rouge, a consumer coffee manufacturer and vending business, Ultra Music, an electronic and dance music record label, Graham Packaging, a manufacturer and distributer of custom plastic containers for consumer product companies, Pinnacle Foods (NYSE: PF), a consumer packaged foods manufacturer and distributor and Bayview Financial, an asset manager and loan servicer. Mr. Korangy received his B.S. degree in economics at the Wharton School of the University of Pennsylvania. Mr. Korangy was selected as a director due to his board experience, his management experience with medical device, pharmaceutical and consumer health products, and his financial and accounting experience.

Gary J. Pruden, Director

Mr. Pruden has served on our Board since December 2017. Prior to joining us, from 1985 until 2017, Mr. Pruden held a number of senior commercial leadership positions across both the medical devices and pharmaceutical sectors of Johnson & Johnson (NYSE: JNJ). In April 2004, he became President of the Johnson & Johnson subsidiary, Janssen-Ortho Inc. in Canada. In January 2006, Mr. Pruden was appointed Worldwide President of Ethicon, Inc., a Johnson & Johnson subsidiary, and in 2009 became the Company Group Chairman of Ethicon, Inc. In 2012, he was named Worldwide Chairman of Johnson & Johnson’s Global Surgery Group and in 2015 he became Worldwide Chairman in the Medical Devices division. In April 2016, Mr. Pruden became a member of the Executive Committee at Johnson & Johnson where his official title was Executive Vice President, Worldwide Chairman, Medical Devices. Mr. Pruden also served in several capacities with the Advanced Medical Technology Association (AdvaMed), a medical device trade association, where he participated in negotiations with the FDA. While at AdvaMed Mr. Pruden served as a member of the board of directors, as chair of the AdvaMed Regulatory Committee, and as a member of the AdvaMed Executive Committee. Mr. Pruden currently serves on the board of directors and as a member of the audit committee and the financing and strategy committee of Lantheus Holdings, Inc. (NASDAQ: LNTH). Mr. Pruden received his B.S. degree in finance at Rider University, where he later served on the Board of Trustees from 2011 until 2015. Mr. Pruden was selected as a director due to his management and regulatory experience with medical device and pharmaceutical products and his financial experience.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Director Composition

Our Board is currently composed of seven directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board of Director Meetings

Our Board met 8 times in 2019. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. Our last annual meeting of stockholders was held on June 13, 2019. All of our directors serving at the time attended last year’s annual meeting.

Director Independence

Our common stock is listed on The NASDAQ Capital Market. Under the rules of The NASDAQ Capital Market, independent directors must comprise a majority of our Board. In addition, the rules of The NASDAQ Capital Market require that all the members of such committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Compensation committee members must also satisfy the independence criteria established by The NASDAQ Capital Market in accordance with Rule 10C-1 under the Exchange Act. Under the rules of The NASDAQ Capital Market, a director will only qualify as an “independent director” if, among other qualifications, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Mr. Hochman, Mr. Sherman, Dr. Nussbaum, Mr. Korangy and Mr. Pruden do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Rules of The NASDAQ Capital Market and the SEC.

In making this determination, our Board considered the relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence. We intend to comply with the other independence requirements for committees within the time periods specified above.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee named above are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee. Our Audit Committee consists of Mr. Korangy, Mr. Pruden and Mr. Sherman, with Mr. Korangy serving as the Chairman of the Audit Committee. The Audit Committee met 6 times in 2019. Our Board has determined that the three directors currently serving on our Audit Committee are independent within the meaning of the NASDAQ Marketplace Rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Mr. Korangy qualifies as an audit committee financial expert within the meaning of SEC regulations and The NASDAQ Marketplace Rules.

The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our registered independent public accountants and reports to our Board any substantive issues found during the audit. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee reviews and approves all transactions with affiliated parties. Our Board has adopted a written charter for the Audit Committee. A copy of the charter is posted under the “Investors” tab under “Corporate Governance” in our website, which is located at www.motusgi.com.

Compensation Committee. Our Compensation Committee consists of Mr. Hochman, Mr. Pruden and Dr. Nussbaum, with Mr. Hochman serving as the Chairman of the Compensation Committee. The Compensation Committee met 3 times in 2019. Our Board has determined that the three directors currently serving on our Compensation Committee are independent under the listing standards, are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee provides advice and makes recommendations to our Board in the areas of employee salaries, benefit programs and director compensation. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our President, Chief Executive Officer, and other officers and makes recommendations in that regard to our Board as a whole.

The Compensation Committee has directly engaged a compensation consultant, F.W. Cook & Co., to provide advice and recommendations on the structure, amount and form of executive and director compensation and the competitiveness thereof. At the request of the Compensation Committee, the compensation consultant provided, among other things, comparative data from selected peer companies. The compensation consultant reports directly to the Compensation Committee. The Compensation Committee’s decision to hire the compensation consultant was not made or recommended by Company management. The compensation consultant has not performed any work for the Company except with respect to the work that it has done directly for the Compensation Committee.

F.W. Cook & Co. also provides compensation consulting services to Orchestra BioMed, Inc., a greater than 5% holder of our common stock and entity in which David Hochman, the Chairman of our Board and of the Compensation Committee, serves as a director and as chief executive officer. Our Compensation Committee has considered this business relationship in connection with its continued engagement of F.W. Cook & Co.

Our Board has adopted a written charter for the Compensation Committee. A copy of the charter is posted under the “Investors” tab under “Corporate Governance” in our website, which is located at www.motusgi.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of Mr. Sherman, Mr. Hochman and Dr. Nussbaum, with Mr. Sherman serving as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met 2 times in 2019. The Nominating and Corporate Governance Committee nominates individuals to be elected to the Board by our stockholders. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the NASDAQ listing standards. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the charter is posted under the “Investors” tab under “Corporate Governance” in our website, which is located at www.motusgi.com.

Stockholder nominations for directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.

●	the name and address of record of the security holder;

●	a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

●	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

●	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

●	a description of any arrangements or understandings between the security holder and the proposed director candidate; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

The positions of our chairman of the Board and chief executive officer are separated. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as our Board’s oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Although our bylaws do not require our chairman and chief executive officer positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other reports filed with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.

Our Board will satisfy this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. Our Board believes that full and open communication between management and our Board is essential for effective risk management and oversight.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL 33301, Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A copy of the code is posted under the “Investors” tab under “Corporate Governance” in our website, which is located at www.motusgi.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Limitation of Directors Liability and Indemnification

The Delaware General Corporation Law (the “DGCL”) authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our certificate of incorporation limits the liability of our directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors and officers whereby we have agreed to indemnify those directors and officers to the fullest extent permitted by law, including indemnification against expenses and liabilities incurred in legal proceedings to which the director or officer was, or is threatened to be made, a party by reason of the fact that such director or officer is or was a director, officer, employee or agent of the Company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, the best interests of the Company.

We have director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us, including matters arising under the Securities Act. Our certificate of incorporation and bylaws also provide that we will indemnify our directors and officers who, by reason of the fact that he or she is one of our officers or directors, is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative related to their board role with us.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Serving in Position Since
Timothy P. Moran	48	Chief Executive Officer, Director	2018
Mark Pomeranz	59	President, Chief Operating Officer and Director	2018
Andrew Taylor	49	Chief Financial Officer	2017

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Management

Timothy P. Moran, Chief Executive Officer and Director

See description under “Proposal 1”.

Mark Pomeranz, President, Chief Operating Officer and Director

See description under “Proposal 1”.

Andrew Taylor, Chief Financial Officer

Mr. Taylor has served as our Chief Financial Officer since August 2017. Prior to joining us, Mr. Taylor served as the CFO and President of Angel Medical Systems from 2007 until 2017 and has served on the board of directors of Angel Medical Systems, Inc. since 2017. Angel Medical Systems is a medical device company that develops and manufactures ischemia monitoring and alerting systems. While at Angel Medical Systems, Mr. Taylor supervised the operations of more than fifty (50) employees in the United States and Brazil, while also overseeing the financial planning and analysis activities, capital raise efforts, and implementation of capital and operating budgets. From 2005 to 2007, Mr. Taylor was a Practice Leader for AC Lordi Consulting, where he oversaw staff providing CFO and Controller consulting services. Prior to that, Mr. Taylor was the CFO of Safe3w, Inc. from 2001 to 2005 until its acquisition by iPass, Inc. (NASDAQ: IPAS), where he led all accounting and finance functions as well as the fundraising efforts, and negotiated the sale of the company. From 1999 to 2001, Mr. Taylor served as the Vice President of Finance and Administration of Abridge, Inc., where he developed and managed processes for budgeting, forecasting and cash management. Prior to that, Mr. Taylor was a Senior Finance Associate at Delta Air Lines (NYSE: DAL), from 1998 to 1999. Mr. Taylor is a CFA Program Level II Candidate and earned a B.A. in Political Science and Economics at McGill University and his MBA in Finance at Northeastern University.

On December 31, 2018, Angel Medical Systems, Inc. filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On February 11, 2019, the conditions of the Chapter 11 Plan of Reorganization (the “Bankruptcy Plan”) for Angel Medical Systems, Inc. were confirmed by the Bankruptcy Court. On March 29, 2019, the Bankruptcy Plan became effective and Angel Medical Systems, Inc. emerged from its Chapter 11 reorganization as a private company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to our chief executive officer, chief financial officer and the most highly-compensated executive officer (other than the chief executive officer and chief financial officer) who were serving as executive officers as of December 31, 2019 and December 31, 2018 for services rendered in all capacities to us for the years ended December 31, 2019 and December 31, 2018. These individuals are our named executive officers for 2019. We had no other executive officers in 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (1)	All Other Compensation ($)		Total ($)

Timothy P. Moran (3)	2019	475,000	213,750	41,679	79,171	849,756	(6)	1,659,356
Chief Executive Officer	2018	118,750	57,000	810,150	1,175,341	247,949	(7)	2,409,190

Mark Pomeranz (4)	2019	385,000	153,038	185,242	351,632	16,236	(8)	1,091,148
President and Chief Operating Officer	2018	359,479	110,688	-	-	31,793	(8)	501,960

Andrew Taylor (5)	2019	307,500	92,768	101,883	193,980	23,099	(9)	719,230
Chief Financial Officer	2018	295,000	29,750	-	-	31,794	(9)	356,544

(1)	Amounts reflect the grant date fair value of option awards granted in 2019 and 2018 in accordance with Accounting Standards Codification Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 9 to our Consolidated Financial Statements and the discussion under “Part II—Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operation” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. These amounts do not correspond to the actual value that may be received by the named executive officers if the stock options are exercised.
(2)	Amounts reflects the grant date fair value of stock awards granted in 2019 and 2018 computed in accordance with Accounting Standards Codification Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 9 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
(3)	Timothy P. Moran began serving as our Chief Executive Officer on October 1, 2018.
(4)	Mark Pomeranz began serving as our President and Chief Operating Officer on September 24, 2018. Mark Pomeranz served as our Chief Executive Officer from December 2016 through September 23, 2018.
(5)	Andrew Taylor began serving as our Chief Financial Officer on August 16, 2017.
(6)	$826,667 reflects Employment Buy-Out Payments (as defined below), the remainder relates to corporate and health benefits.
(7)	$240,000 reflects Employment Buy-Out Payments (as defined below), the remainder relates to corporate and health benefits.
(8)	Amounts relate to corporate and health benefits.
(9)	Amounts relate to corporate and health benefits.

Employment Agreements with Our Named Executive Officers

We entered into an employment agreement with Mr. Moran, which became effective on October 1, 2018, on an at-will basis, which contains non-disclosure and invention assignment provisions. Under the terms of Mr. Moran’s employment agreement, he holds the position of Chief Executive Officer and receives a base salary of $475,000 annually (the “Base Salary”). In addition, Mr. Moran is eligible to receive an annual bonus payment (the “Performance Bonus”) in an amount equal to up to sixty percent (60%) of his then-Base Salary (the “Bonus Target”) if our Board determines that he has met the target objectives communicated to him. For the first twelve months of his employment (the period from October 1, 2018 through October 1, 2019), the payout range for the Performance Bonus is between fifty percent (50%) and two hundred percent (200%) of the Bonus Target if our Board determines the objectives have been achieved. Thereafter, subsequent payout parameters will be determined by our Board based upon parameters set by our Board and Mr. Moran for an overall executive bonus program using market data and analysis input from a third-party expert compensation firm.

In connection with his employment agreement, Mr. Moran was granted (i) an option, granted on November 8, 2018 to purchase 495,000 shares (the “Initial Option Grant”) of our Common Stock pursuant to the our 2016 Equity Incentive Plan (the “Plan”), at an exercise price equal to $3.78 per share and (ii) a restricted stock unit award, granted on February 13, 2019, for 165,000 shares of Common Stock pursuant to the Plan (the “Initial Restricted Stock Unit Award”). The Initial Option Grant vests in substantially equal quarterly installments over three years commencing from October 1, 2018, subject to Mr. Moran’s continued employment by us. The Initial Restricted Stock Unit Award vests in substantially equal quarterly installments over four years commencing from October 1, 2018, subject to Mr. Moran’s continued employment by us. The stock option grant agreement and restricted stock unit award agreements include terms and conditions set forth in our standard forms of such agreements under the Plan. In addition, pursuant to the terms of his employment agreement, Mr. Moran is eligible to receive, from time to time, equity awards under the Plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Mr. Moran is also eligible to participate in any executive benefit plan or program we adopt. Further, Mr. Moran is eligible to receive employment buy-out payments (the “Employment Buy-Out Payments”) in the amount of $400,000 each on March 1, 2019, November 1, 2019, March 1, 2020 and November 1, 2020, provided he remains actively employed by us, or pursuant to certain termination conditions described below, on each such date.

In the event of death, termination due to disability, termination by us for cause or by Mr. Moran without good reason, Mr. Moran will be entitled to: (i) the amount of his earned, but unpaid salary, prior to the effective date of termination; (ii) reimbursement for any expenses incurred through the effective date of termination; and (iii) any vested amount or benefit as of the effective date of termination. In addition, in the event of death or termination due to disability Mr. Moran will be entitled to the Employment Buy-Out Payments in accordance with the schedule described above. In the event of termination by us without cause or by Mr. Moran for good reason, Mr. Moran will be entitled to receive: (i) the amount of his earned, but unpaid salary, prior to the effective date of termination; (ii) reimbursement for any expenses incurred through the effective date of termination; (iii) any vested amount or benefit as of the effective date of termination; (iv) other than in the event of a termination within twelve months of a change in control, payment as severance twelve months of his Base Salary, or if Mr. Moran is terminated within twelve months of a change in control, payment as severance eighteen months of his Base Salary; (v) other than in the event of a termination within twelve months of a change in control, payment of our portion of the cost of COBRA coverage for twelve months, or if Mr. Moran is terminated within twelve months of a change in control, payment of our portion of the cost of COBRA coverage for eighteen months; (vi) any unpaid portion of the Employment Buy-Out Payments in accordance with the schedule described above; (vii) any earned but unpaid Performance Bonus that relates to the calendar year prior to the calendar year in which termination occurs; and (viii) other than in the event of a termination within twelve months of a change in control, accelerated vesting of any options that otherwise would have vested within twelve months of the termination date, or if Mr. Moran is terminated within twelve months of a change in control, accelerated vesting of all outstanding options.

On September 24, 2018, we entered into an amended and restated employment agreement with Mark Pomeranz, pursuant to which Mr. Pomeranz transitioned from his previous role as President and Chief Executive Officer, into the role of President and Chief Operating Officer as of October 1, 2018.

The amended and restated employment agreement with Mr. Pomeranz became effective on September 24, 2018, provides for employment on an at-will basis, and contains non-disclosure and invention assignment provisions. Under the terms of the amended and restated employment agreement, Mr. Pomeranz holds the position of President and Chief Operating Officer, and receives a base salary of $385,000 annually (the “Pomeranz Base Salary”). In addition, Mr. Pomeranz is eligible to receive (i) for the calendar year ending December 31, 2018, a bonus payment in an amount equal to up to thirty one and one quarter percent (31.25%) (the “2018 Bonus Target”) of his then base salary (the “2018 Bonus”) if our Board determines that he has met the target objectives communicated to him, with a payout range for the 2018 Bonus of between fifty percent (50%) and two hundred percent (200%) of the 2018 Bonus Target, and (ii) effective January 1, 2019 and thereafter an annual bonus payment (the “Pomeranz Performance Bonus”) in an amount equal to up to fifty percent (50%) of the Pomeranz Base Salary if our Board determines that he has met the target objectives communicated to him. Payout parameters for the Pomeranz Performance Bonus will be determined by our Board based upon parameters set by our Board and CEO for an overall executive bonus program using market data and analysis input from a third-party expert compensation firm. In May 2017, pursuant to his original employment agreement, Mr. Pomeranz received a grant of options to purchase up to 511,113 shares of our Common Stock pursuant to our Equity Incentive Plan with an exercise price of $5.00 per share, of which fifty-three percent (53%) were fully vested when issued, forty percent (40%) vest in a series of twelve (12) successive equal quarterly installments upon the completion of each successive calendar quarter of active service over the three (3) year period measured from the date of grant, as was determined by the Compensation Committee of our Board, and seven percent (7%) will not become fully vested until December 22, 2019. This option was repriced to $4.50 per share in September 2017. Pursuant to the terms of the amended and restated employment agreement, Mr. Pomeranz is also eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Mr. Pomeranz is also eligible to participate in any executive benefit plan or program we adopt.

In the event of termination for cause, or if Mr. Pomeranz terminates voluntarily, Mr. Pomeranz is entitled to: (i) his unpaid salary through and including the date of termination; (ii) any vested amount or benefit; and, (iii) reimbursement of business expenses. In the event of death, termination due to disability, termination without cause, or if Mr. Pomeranz terminates for good reason, Mr. Pomeranz will be entitled to: (i) his unpaid salary through and including the date of termination; (ii) any vested amount or benefit; (iii) reimbursement of business expenses; (iv) payment as severance twelve months of his base salary; (v) payment of the Company’s portion of the cost of COBRA coverage for twelve months; (vi) any earned but unpaid 2018 Bonus or Pomeranz Performance Bonus that relates to the calendar year prior to the calendar year in which termination occurs; and (vii) other than in the event of a termination within twelve months of a change in control, 25% of any unvested options will vest upon termination, or if Mr. Pomeranz is terminated within twelve months of a change in control, accelerated vesting of all outstanding options.

On March 26, 2019, we entered into an amended and restated employment agreement with Andrew Taylor, our Chief Financial Officer.

The amended and restated employment agreement with Mr. Taylor became effective on March 26, 2019, provides for employment on an at-will basis, and contains non-disclosure and invention assignment provisions. Under the terms of the amended and restated employment agreement, Mr. Taylor holds the position of Chief Financial Officer, and receives a base salary of $310,000 annually (the “Taylor Base Salary”). In addition, Mr. Taylor is eligible to receive an annual bonus payment (the “Taylor Performance Bonus”) in an amount equal to up to thirty-five percent (35%) of the Taylor Base Salary if our Board determines that he has met the target objectives communicated to him. Payout parameters for the Taylor Performance Bonus will be determined by our Board based upon parameters set by our Board and CEO for an overall executive bonus program using market data and analysis input from a third-party expert compensation firm. In September 2017, pursuant to his original employment agreement, Mr. Taylor received a grant of options to purchase up to 240,000 shares of our Common Stock pursuant to our Equity Incentive Plan with an exercise price of $4.50 per share, which vests in a series of twelve (12) successive equal quarterly installments upon the completion of each successive calendar quarter of active service over the three (3) year period measured from the date of grant, as determined by the Compensation Committee of our Board. Pursuant to the terms of the amended and restated employment agreement, Mr. Taylor is also eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board or Compensation Committee, in their discretion. Mr. Taylor is also eligible to participate in any executive benefit plan or program we adopt.

In the event of termination for cause, or if Mr. Taylor terminates voluntarily, Mr. Taylor is entitled to: (i) his unpaid salary through and including the date of termination; (ii) any vested amount or benefit; and, (iii) reimbursement of business expenses. In the event of death, termination due to disability, termination without cause, or if Mr. Taylor terminates for good reason, Mr. Taylor will be entitled to: (i) his unpaid salary through and including the date of termination; (ii) any vested amount or benefit; (iii) reimbursement of business expenses; (iv) payment as severance nine months of his base salary; (v) payment of the Company’s portion of the cost of COBRA coverage for twelve months; (vi) any earned but unpaid Taylor Performance Bonus that relates to the calendar year prior to the calendar year in which termination occurs; and (vii) other than in the event of a termination within twelve months of a change in control, 25% of any unvested options will vest upon termination, or if Mr. Taylor is terminated within twelve months of a change in control, accelerated vesting of all outstanding equity awards.

The employment agreements with Israeli employees of Motus GI Medical Technologies Ltd., our wholly owned subsidiary, contain standard provisions for a company in our industry regarding non-competition, confidentiality of information and assignment of inventions. The enforceability of covenants not to compete in Israel is subject to limitations. For example, Israeli courts have recently required employers seeking to enforce non-compete undertakings of a former employee to demonstrate that the competitive activities of the former employee will harm one of a limited number of material interests of the employer which have been recognized by the courts, such as the secrecy of a company’s confidential commercial information or its intellectual property.

Outstanding Equity Awards at Fiscal Year End - 2019

The following table summarizes, for each of the named executive officers, the number of shares of common stock underlying outstanding stock options held as of December 31, 2019.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options					Number of Shares or	Market Value of Shares or Units of
Name	Exercisable	Un-exercisable	Option Exercise Price ($)		Option Expiration Date	Units of Stock That Have Not Vested	Stock That Have Not Vested ($)

Timothy P. Moran	165,000	330,000	3.78	(1)	November 8, 2028	131,587	641,467
(CEO)	7,236	21,708	4.32	(2)	February 13, 2029

Mark Pomeranz	67,238	-	2.38	(3)	April 2, 2024	34,840	150,509
(COO)	441,260	69,853	4.50	(4)	May 3, 2027
	32,160	96,481	4.32	(5)	February 13, 2029

Andrew Taylor	180,000	60,000	4.50	(6)	September 29, 2027	19,162	82,780
(CFO)	17,688	53,065	4.32	(7)	February 13, 2029

(1)	Represents options to purchase shares of our Common Stock granted on November 8, 2018 with an exercise price of $3.78 per share. The shares underlying the option vest in a series of twelve (12) successive equal quarterly installments commencing on October 1, 2018 and continuing on the first day of each third month thereafter.

(2)	Represents options to purchase shares of our Common Stock granted on February 13, 2019 with an exercise price of $4.32 per share. The shares underlying the option vest in a series of twelve (12) successive equal quarterly installments commencing on May 1, 2019 and continuing on the first day of each third month thereafter.
(3)	Represents options to purchase shares of our Common Stock granted on April 2, 2014, under the Motus GI Medical Technologies LTD Employee Share Option Plan that were outstanding as of the Share Exchange Transaction, which were assumed by the 2016 Equity Incentive Plan (the “2016 Plan”) and continue in effect in accordance with their terms, on an adjusted basis to reflect the Share Exchange Transaction. 61% of the option was vested as of December 31, 2017, with the remaining 39% of the option vesting in full in November 2018.
(4)	Represents options to purchase shares of our Common Stock granted on May 4, 2017, with an exercise price of $5.00 per share. Fifty-three percent (53%) of the option vested immediately upon grant, forty percent (40%) of the option vests in a series of twelve (12) successive equal quarterly installments commencing on May 4, 2017 and continuing on the first day of each third month thereafter, and the remaining seven percent (7%) of the option vests on December 22, 2019. This option was repriced to $4.50 per share in September 2017.
(5)	Represents options to purchase shares of our Common Stock granted on February 13, 2019 with an exercise price of $4.32 per share. The shares underlying the option vest in a series of twelve (12) successive equal quarterly installments commencing on May 1, 2019 and continuing on the first day of each third month thereafter.
(6)	Represents options to purchase shares of our Common Stock granted on September 29, 2017, with an exercise price of $4.50 per share. The shares underlying the option vest in a series of twelve (12) successive equal quarterly installments commencing on December 1, 2017 and continuing on the first day of each third month thereafter.
(7)	Represents options to purchase shares of our Common Stock granted on February 13, 2019 with an exercise price of $4.32 per share. The shares underlying the option vest in a series of twelve (12) successive equal quarterly installments commencing on May 1, 2019 and continuing on the first day of each third month thereafter.

Director Compensation

Director Compensation Table - 2019

The following table sets forth information concerning the compensation paid to certain of our non-employee directors during 2019.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
David Hochman (2)	68,000	108,920	176,920
Darren Sherman (3)	39,500	68,075	107,575
Gary Jacobs (4)	36,000	68,075	104,075
Samuel Nussbaum (5)	38,500	68,075	106,575
Shervin Korangy (6)	36,000	68,075	104,075
Gary Pruden (7)	36,000	68,075	104,075

(1)	Amounts reflect the aggregate grant date fair value of each stock option granted in 2019 in accordance with the Accounting Standards Codification Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 9 to our Consolidated Financial Statements and the discussion under “Part II—Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operation” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. These amounts do not correspond to the actual value that may be received by the directors if the stock options are exercised.
(2)	The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2019 held by Mr. Hochman was 215,000.
(3)	The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2019 held by Mr. Sherman was 125,000.
(4)

The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2019 held by Mr. Jacobs was 117,500. Mr. Jacobs resigned as a member of our Board effective January 6, 2020.

(5)	The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2019 held by Dr. Nussbaum was 75,000.
(6)	The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2019 held by Mr. Korangy was 90,000.
(7)	The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2019 held by Mr. Pruden was 75,000.

Non-Employee Director Compensation Policy

Our Board approved a non-employee director compensation policy for our non-employee directors, effective February 2019. This policy provides for the following cash compensation:

●	each non-employee director is entitled to receive a quarterly fee from us of $6,500;

●	the chairman of the Board will receive a quarterly fee from us of $9,000;

●	the chair of the Audit Committee will receive a quarterly fee from us of $2,500;

●	each chair of any other board of director committee will receive a quarterly fee from us of $1,500;

●	each non-employee director sitting on more than two Board committees will receive an additional quarterly fee of $750; and

●	each non-chairperson member of the audit committee, the compensation committee and the nominating and corporate governance committee will receive annual fees from us of $7,500, $5,000 and $5,000, respectively.

Each non-employee director is also eligible to receive an annual option grant in an amount to be determined annually by our Compensation Committee in consultation with an independent compensation consultant, to purchase shares of our common stock under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, which shall vest in two equal annual installments, beginning on the first anniversary of the date of grant, and ending on the second anniversary of the date of grant.

All fees under the non-employee director compensation policy (the “Fees”) will be paid on a quarterly basis in arrears and no per meeting fees will be paid. Effective May 2020, our Board approved a temporary modification to the non-employee director compensation policy to permit payment of the Fees in grants of our common stock, in lieu of cash compensation, for the quarters ending June 30, 2020, September 30, 2020 and December 31, 2020. We will also reimburse non-employee directors for reasonable expenses incurred in connection with attending board of director and committee meetings.

Equity Compensation Plan Information

2016 Equity Incentive Plan

On December 14, 2016, our Board adopted our Motus GI Holdings, Inc. 2016 Equity Incentive Plan and 2016 Israeli Sub-Plan to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan (the “2016 Plan”), subject to stockholder approval, which was received on December 20, 2016.

The general purpose of the 2016 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. By means of the 2016 Plan, we seek to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for our success and the success of our subsidiaries.

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2019.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Plan category	(a)		(b)		(c)(4)
Equity compensation plans approved by security holders(1)	3,702,121	(2)	$4.22	(3)	147,867
Equity compensation plans not approved by security holders	-		$-		-
Total	3,702,121		$4.22		147,867

(1)	The amounts shown in this row include securities under the 2016 Plan.
(2)	Includes 3,516,532 shares of common stock issuable upon exercise of outstanding options and 185,589 shares of common stock issuable pursuant to outstanding restricted stock units
(3)	The weighted average exercise price does not take into account the shares issuable pursuant to outstanding restricted stock units, which have no exercise price.
(4)	In accordance with the “evergreen” provision in our 2016 Plan, an additional 1,728,665 shares were automatically made available for issuance on the first day of 2020, which represents 6% of the number of shares outstanding on December 31, 2019; these shares are excluded from this calculation.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Motus GI Holdings, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2019 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2019.

2.	The Audit Committee has discussed with representatives of EisnerAmper LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.

3.	The Audit Committee has discussed with EisnerAmper LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by EisnerAmper LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the Securities and Exchange Commission.

Audit Committee of Motus GI Holdings, Inc.

Shervin Korangy, Chairman

Gary Pruden

Darren Sherman

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of June 15, 2020 by:

●	each of our stockholders who is known by us to beneficially own 5% or more of our common stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and current officers as a group.

Beneficial ownership is determined based on the rules and regulations of the SEC. A person has beneficial ownership of shares if such individual has the power to vote and/or dispose of shares. This power may be sole or shared and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that are subject to options or warrants held by that person and exercisable as of, or within 60 days of, June 15, 2020 are counted as outstanding. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Unless indicated below, the address of each individual listed below is c/o Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 28,857,073 shares of common stock issued and outstanding as of June 15, 2020 plus any shares issuable upon exercise of options or warrants that are exercisable on or within 60 days after June 15, 2020 held by such person or entity.

Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Officers and Directors
Timothy P. Moran (1)	449,733	1.54%

Mark Pomeranz (2)	683,836	2.32%

David Hochman (3)	347,901	1.20%

Darren Sherman (4)	123,883	* %

Samuel Nussbaum (5)	74,583	*

Shervin Korangy (6)	99,583	*

Andrew Taylor (7)	282,586	*

Gary Pruden (8)	122,916	*

Directors and Officers as a Group (8 persons)	2,185,021	7.13%

5% Stockholders

ABV, LLC (9)(10)	1,607,163	5.50%

Orchestra BioMed, Inc.(11)	2,051,498	7.12%

Perceptive Life Sciences Master Fund Ltd. (12)	4,456,597	15.33%

Larry N. Feinberg (13)	3,806,666	13.21%

*	Less than 1%

1.

Includes 313,305 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2020. Does not include 514,359 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2020. Includes 19,559 shares of our Common Stock pursuant to restricted stock unit awards which have vested, but have not yet been issued, as of June 15, 2020, or which will be vested within sixty days of June 15, 2020. Does not include 185,273 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2020.

2.	Includes 649,393 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2020. Does not include 177,935 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2020. Includes 6,041 shares of our Common Stock pursuant to restricted stock unit awards which have vested, but have not yet been issued, as of June 15, 2020, or which will be vested within sixty days of June 15, 2020. Does not include 60,414 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2020.
3.	Includes (i) 16,572 shares of our Common Stock held by NSH 2008 Family Trust, a family trust of which Mr. Hochman is a co-trustee and beneficiary and (ii) 110,000 shares of our Common Stock held by DPH 2008 Trust, a trust of which Mr. Hochman is a co-trustee and beneficiary. Includes 198,333 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2020. Does not include 36,667 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2020. Does not include 20,000 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2020. Includes (i) 904 shares of our Common Stock issuable upon the exercise of warrants, held directly by Mr. Hochman, that are exercisable within sixty days of June 15, 2020 and (ii) 3,785 shares of our Common Stock issuable upon the exercise of warrants, held by NSH 2008 Family Trust, a family trust of which Mr. Hochman is a co-trustee and beneficiary, that are exercisable within sixty days of June 15, 2020.
4.	Includes 114,583 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2020. Does not include 22,917 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2020. Does not include 12,500 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2020. Includes 300 shares of our Common Stock issuable upon the exercise of warrants, held directly by Mr. Sherman, that are exercisable within sixty days of June 15, 2020.
5.	Includes 64,583 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2020. Does not include 22,917 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2020. Does not include 12,500 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2020.

6.	Includes 79,583 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2020. Does not include 22,917 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2020. Does not include 12,500 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2020.

7.	Includes 263,058 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2020. Does not include 183,793 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2020. Includes 5,316 shares of our Common Stock pursuant to restricted stock unit awards which have vested, but have not yet been issued, as of June 15, 2020, or which will be vested within sixty days of June 15, 2020. Does not include 53,154 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2020.

8.	Includes 64,583 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within sixty days of June 15, 2020. Does not include 22,917 shares of our Common Stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 15, 2020. Does not include 12,500 shares of our Common Stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 15, 2020.

9.	Based on the information provided in the Schedule 13G filed with the SEC on February 13, 2019 by ABV, LLC. Includes 591,481 shares of our Common Stock held by Ascent Biomedical Ventures II, L.P. and 315,883 shares of our Common Stock issuable upon exercise of warrants that are exercisable within sixty days of June 15, 2020, held by Ascent Biomedical Ventures II, L.P. ABV, LLC serves as general partner to Ascent Biomedical Ventures II, L.P. The managing members of ABV, LLC, Geoffrey W. Smith and Steve Hochberg, exercise sole dispositive and voting power over the shares owned by Ascent Biomedical Ventures II, L.P. The principal address for the entities affiliated with ABV, LLC is 60 East 42nd Street, New York, NY 10165.

10.	Based on the information provided in the Schedule 13G filed with the SEC on February 13, 2019 by ABV, LLC. Includes 611,241 shares of our Common Stock held by Ascent Biomedical Ventures Synecor, L.P. and 88,558 shares of our Common Stock issuable upon exercise of warrants that are exercisable within sixty days of June 15, 2020, held by Ascent Biomedical Ventures Synecor, L.P. ABV, LLC serves as general partner to Ascent Biomedical Ventures Synecor, L.P. The managing members of ABV, LLC, Geoffrey W. Smith and Steve Hochberg, exercise sole dispositive and voting power over the shares owned by Ascent Biomedical Ventures Synecor, L.P. The principal address for the entities affiliated with ABV, LLC is 60 East 42nd Street, New York, NY 10165.
11.	Based on the information provided in the Schedule 13D/A filed with the SEC on February 26, 2020 by Orchestra BioMed, Inc. Includes 51,498 shares of our Common Stock held by Accelerated Technologies, Inc., a wholly owned subsidiary of Orchestra BioMed, Inc. The principal address for Orchestra BioMed, Inc. is 150 Union Square Drive, New Hope, PA 18938.
12.	Based on the information provided in the Schedule 13G/A filed with the SEC on February 14, 2020 by Mr. Joseph Edelman with respect to himself, Perceptive Life Sciences Master Fund Ltd. and Perceptive Advisors LLC (Mr. Edelman, together with Perceptive Life Sciences Master Fund Ltd. and Perceptive Advisors LLC, the “Perceptive Reporting Persons”). Includes 246,055 shares of our Common Stock issuable upon exercise of warrants that are exercisable within sixty days of June 15, 2020, held by Perceptive Life Sciences Master Fund Ltd. Perceptive Life Sciences Master Fund Ltd., Perceptive Advisors LLC and Mr. Edelman have shared voting and dispositive power with respect to the shares of our Common Stock held by Perceptive Life Sciences Master Fund Ltd. Perceptive Advisors LLC serves as the investment manager to Perceptive Life Sciences Master Fund Ltd. and may be deemed to beneficially own the securities directly held by Perceptive Life Sciences Master Fund Ltd. Mr. Edelman is the managing member of Perceptive Advisors LLC and may be deemed to beneficially own the securities directly held by Perceptive Life Sciences Master Fund Ltd. The principal address for the Perceptive Reporting Persons is 51 Astor Place, 10th Floor New York, NY 10003.
13.	Based on the information provided in the Schedule 13G/A filed with the SEC on February 14, 2020 by Larry N. Feinberg with respect to himself, Oracle Partners, LP (“Partners”) which holds 2,711,402 shares of our Common Stock, Oracle Institutional Partners, LP (“Institutional Partners”) which holds 379,566 shares of our Common Stock, Oracle Ten Fund, LP (“Ten Fund” which holds 550,698 shares of our Common Stock, and, together with Partners and Institutional Partners, the “Oracle Partnerships”), Oracle Investment Management, Inc. Employees’ Retirement Plan (the “Retirement Plan”) which holds 135,000 shares of our Common Stock, The Feinberg Family Foundation (the “Foundation”) which holds 30,000 shares of our Common Stock, Oracle Associates, LLC (“Oracle Associates”), which serves as the general partner of the Oracle Partnerships, and may be deemed to indirectly own, by virtue of the foregoing relationship, the Shares directly owned by the Oracle Partnerships, Oracle Investment Management, Inc. (the “Investment Manager”), which serves as the investment manager of the Oracle Partnerships and the plan administrator to the Retirement Plan, and may be deemed to indirectly own the Shares directly owned by the Oracle Partnerships and the Retirement Plan. Mr. Larry N. Feinberg (“Mr. Feinberg”), serves as the managing member of Oracle Associates and as the sole shareholder, director and president of the Investment Manager, and the trustee of the Foundation and may be deemed to indirectly own, by virtue of the foregoing relationships, the Shares directly owned by the Oracle Partnerships, the Retirement Plan and the Foundation (collectively, the “Oracle Reporting Persons”). The principal address for the Oracle Reporting Persons is Oracle Investment Management, Inc. 262 Harbor Drive, 3rd Floor, Stamford, Connecticut 06902.

Transactions with Related Persons

Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of similar transactions, since January 1, 2018, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average total assets of the Company at year end for the last two completed fiscal years; and

●	any of our directors, executive officers, promoters or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described in the section entitled “Executive Compensation.”

Ten Percent Warrants - Related Party Participation

Upon the completion of our IPO in February 2018, we issued the Ten Percent Warrants to certain of our former Series A Convertible Preferred Stock holders, pursuant to an amendment to the Registration Rights Agreement and an amendment to the Certificate of Designation, to purchase an aggregate of 1,095,682 shares of our Common Stock, including (i) Ten Percent Warrants to purchase 300 shares of our Common Stock to David Hochman, the Chairman of our Board, (ii) Ten Percent Warrants to purchase 300 shares of our Common Stock to Darren Sherman, a member of our Board, (iii) Ten Percent Warrants to purchase an aggregate of 220,274 shares of our Common Stock to Ascent Biomedical Ventures II, L.P. and Ascent Biomedical Ventures Synecor, L.P., beneficial owners of more than five percent of our Common Stock, (iv) Ten Percent Warrants to purchase 106,980 shares of our Common Stock to Orchestra Medical Ventures II, L.P., a former beneficial owner of more than five percent of our Common Stock, (v) Ten Percent Warrants to purchase 115,997 shares of our Common Stock to Orchestra MOTUS Co-Investment Partners, LLC, a former beneficial owner of more than five percent of our Common Stock, (vi) Ten Percent Warrants to purchase 72,386 shares of our Common Stock to Jacobs Investment Company LLC, an investment firm in which Gary Jacobs, a former member of our Board, who resigned as a member of our Board effective January 6, 2020, serves as Founder and Managing Director, (vii) Ten Percent Warrants to purchase 180,055 shares of our Common Stock to Perceptive Life Sciences Master Fund Ltd., a beneficial owner of more than five percent of our Common Stock, (viii) Ten Percent Warrants to purchase an aggregate of 57,035 shares of our Common Stock to E. Jeffrey Peierls, including the Peierls Trusts and the Peierls Entities, a former beneficial owner of more than five percent of our Common Stock.

Royalty Payment Rights Certificates - Related Party Participation

Simultaneously with the closing of our IPO in February 2018, all 1,581,128 previously outstanding shares of our Series A Convertible Preferred Stock were converted, on a one-to-one basis, into an aggregate of 1,581,128 shares of our Common Stock. In connection with the conversion of the Series A Convertible Preferred Stock we issued Royalty Payment Rights Certificates (the “Royalty Payment Rights Certificates”) to each former holder of our Series A Convertible Preferred Stock, including certain of our directors and executive officers, and certain of our existing stockholders, including stockholders affiliated with certain of our directors including (i) a Royalty Payment Rights Certificate for 0.05% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to David Hochman, the Chairman of our Board, (ii) a Royalty Payment Rights Certificate for 0.05% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Darren Sherman, a member of our Board, (iii) Royalty Payment Rights Certificate for an aggregate of 10.79% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Ascent Biomedical Ventures II, L.P. and Ascent Biomedical Ventures Synecor, L.P., beneficial owners of more than five percent of our Common Stock, (iv) a Royalty Payment Rights Certificate for 6.31% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Orchestra Medical Ventures II, L.P., a former beneficial owner of more than five percent of our Common Stock, (v) a Royalty Payment Rights Certificate for 4.11% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Orchestra MOTUS Co-Investment Partners, LLC, a former beneficial owner of more than five percent of our Common Stock, (vi) a Royalty Payment Rights Certificate for 4.00% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Jacobs Investment Company LLC, an investment firm in which Gary Jacobs, a former member of our Board, who resigned as a member of our Board effective January 6, 2020, serves as Founder and Managing Director, and (vii) a Royalty Payment Rights Certificate for 16.22% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates to Perceptive Life Sciences Master Fund Ltd., a beneficial owner of more than five percent of our Common Stock. Pursuant to the terms of the Royalty Payment Rights Certificates, if and when we generate sales of the Pure-Vu System, or if we receive any proceeds from the licensing of the Pure-Vu System, then we will pay to the holders of the Royalty Payment Rights Certificates (the “Holders”) the allocation of such royalty payment rights as listed on such Holders Royalty Payment Rights Certificate, a royalty (the “Royalty Amount”) equal to, in the aggregate, in royalty payments in any calendar year for all products:

The Company Commercializes Product Directly	The Rights to Commercialize the Product is Sublicensed by the Company to a third-party
3% of Net Sales*	5% of any Licensing Proceeds**

*	Notwithstanding the foregoing, with respect to Net Sales based Royalty Amounts, (a) no Net Sales based Royalty Amount shall begin to accrue or become payable until we have first generated, in the aggregate, since inception, Net Sales equal to $20 million (the “Initial Net Sales Milestone”), and royalties shall only be computed on, and due with respect to, Net Sales generated in excess of the Initial Net Sales Milestone, and (b) the total Net Sales based Royalty Amount due and payable in any calendar year shall be subject to a cap per calendar year of $30 million. “Net Sales” is defined in the Royalty Payment Rights Certificates.

**	Notwithstanding the foregoing, with respect to Licensing Proceeds based Royalty Amounts, (a) no Licensing Proceeds based Royalty Amount shall begin to accrue or become payable until we have first generated, in the aggregate, since inception, Licensing Proceeds equal to $3.5 million (the “Initial Licensing Proceeds Milestone”), and royalties shall only be computed on, and due with respect to, Licensing Proceeds in excess of the Initial Licensing Proceeds Milestone and (b) the total Licensing Proceeds based Royalty Amount due and payable in any calendar year shall be subject to a cap per calendar year of $30 million. “Licensing Proceeds” is defined in the Royalty Payment Rights Certificates.

The royalty will be payable up to the later of (i) the latest expiration date of our patents issued as of December 22, 2016, or (ii) the latest expiration date of any pending patents as of December 22, 2016 that have since been issued or may be issued in the future (which is currently June 2035). Following the expiration of all such patents, the Holders of the Royalty Payment Rights Certificates will no longer be entitled to any further royalties for any period following the latest to occur of such patent expiration.

Between December 12, 2019 and February 24, 2020, we consented to the transfer of Royalty Payment Rights Certificates representing an aggregate of 53.01% of the aggregate royalty amount payable to the holders of the Royalty Payment Rights Certificates from certain of our directors and certain of our existing stockholders, including stockholders affiliated with certain of our directors including (i) David Hochman, the Chairman of our Board, (ii) Darren Sherman, a member of our Board, (iii) Ascent Biomedical Ventures II, L.P. and Ascent Biomedical Ventures Synecor, L.P., beneficial owners of more than five percent of our Common Stock, (iv) Orchestra Medical Ventures II, L.P., a former beneficial owner of more than five percent of our Common Stock, (v) Orchestra MOTUS Co-Investment Partners, LLC, a former beneficial owner of more than five percent of our Common Stock, (vi) Perceptive Life Sciences Master Fund Ltd., a beneficial owner of more than five percent of our Common Stock, and (vii) certain other holders of our Royalty Payment Rights Certificates to Orchestra BioMed, Inc., a greater than 5% holder of our Common Stock and entity in which David Hochman, the Chairman of our Board, serves as the chairman of the board of directors and as chief executive officer, and Darren Sherman, a member of our Board, serves as a director and as president and chief operating officer, pursuant to a private transaction between such parties.

Participation in Initial Public Offering

In addition to the shares issued pursuant to the directed share program described below, all of our directors and executive officers, and certain of our existing stockholders who held greater than 5% of our Common Stock, including stockholders affiliated with certain of our directors, purchased an aggregate of 1,435,000 shares of our Common Stock in our IPO, completed February 2018, at the public offering price of $5.00 per share, including (i) Perceptive Life Sciences Master Fund Ltd., a greater than 5% shareholder, which purchased 1,010,000 shares, (ii) Orchestra Medical Ventures II, L.P., a former greater than 5% shareholder, which purchased 40,000 shares, (iii) Gary Pruden, a member of our Board, who purchased 50,000 shares, (iv) David Hochman, the Chairman of our Board, who purchased 75,000 shares, (v) Shervin Korangy, a member of our Board, who purchased 20,000 shares, (vi) Mark Pomeranz, our President and Chief Operating Officer, who purchased 8,000 shares, (vii) Samuel Nussbaum, a member of our Board, who purchased 10,000 shares, (viii) Darren Sherman, a member of our Board, who purchased 5,000 shares and (ix) Andrew Taylor, our Chief Financial Officer, who purchased 2,000 shares.

Directed Share Program

At our request, the underwriters sold 175,000 shares of our Common Stock, or five percent (5%) of the shares offered in our IPO, completed February 2018, at the public offering price of $5.00 per share, to our employees and other persons associated with us, including Gary Jacobs, a former member of our Board, who resigned as a member of our Board effective January 6, 2020, who purchased 5,000 shares of our Common Stock at the IPO price. The directed share program was arranged through the representative of the underwriters in the IPO.

Sales and Marketing Services Arrangement with FreeHold Surgical, LLC

In August, 2017, we began paying a monthly fee to FreeHold Surgical, LLC, or FreeHold, a wholly owned subsidiary of Orchestra BioMed, Inc., an entity in which David Hochman, the Chairman of our Board, served as a director, and Darren Sherman, a member of our Board, served as a director and as President. Pursuant to the fee arrangement, we paid FreeHold a monthly amount of approximately $25,000 as all-in compensation for sales and marketing services performed for us, on a part time basis, by two FreeHold sales representatives (the “FreeHold Services”), through June 2018. Effective July 2018, pursuant to an amendment to the fee arrangement, we paid FreeHold a monthly amount of approximately $8,333 as all-in compensation for the FreeHold Services. Effective as of November 30, 2018, we terminated the fee arrangement for the FreeHold Services. As of November 30, 2018 our payment obligations to FreeHold pursuant to the fee arrangement have terminated and all FreeHold Services obligations by FreeHold have ceased.

Participation in Follow On Offering

Certain of our directors and executive officers, and certain of our stockholders who hold greater than 5% of our Common Stock, including stockholders affiliated with certain of our directors, purchased an aggregate of 3,218,500 shares of our Common Stock in our Follow On Offering, completed December 2018, at the public offering price of $2.70 per share, including (i) the Oracle Reporting Persons, greater than 5% holders of our Common Stock, which purchased an aggregate 2,775,000 shares, (ii) Perceptive Life Sciences Master Fund Ltd., a greater than 5% shareholder, which purchased 400,000 shares, (iii) David Hochman, the Chairman of our Board, who purchased 20,000 shares, (iv) Timothy P. Moran, our chief executive officer, who purchased 10,000 shares, (v) Jacobs Investment Company LLC, an investment firm in which Gary Jacobs, a former member of our Board, who resigned as a member of our Board effective January 6, 2020, serves as Founder and Managing Director, which purchased 10,000 shares, (vi) Mark Pomeranz, our President and Chief Operating Officer, who purchased 2,500 shares, and (vii) Andrew Taylor, our Chief Financial Officer, who purchased 1,000 shares.

Participation in July 2019 Offering

Certain of our directors and executive officers, and certain of our stockholders who hold greater than 5% of our Common Stock, including stockholders affiliated with certain of our directors, purchased an aggregate of 2,022,665 shares of our Common Stock in our July 2019 Offering, completed July 2019, at the public offering price of $3.00 per share, including (i) Perceptive Life Sciences Master Fund Ltd., a greater than 5% shareholder, which purchased 1,000,000 shares, (ii) the Oracle Reporting Persons, greater than 5% holders of our Common Stock, which purchased an aggregate 991,666 shares, (iii) DPH 2008 Trust, an trust in which David Hochman, the Chairman of our Board, serves as co-trustee and of which he is a beneficiary, which purchased 10,000 shares, (iv) Gary Pruden, a member of our Board, who purchased 8,333 shares, (v) Jacobs Investment Company LLC, an investment firm in which Gary Jacobs, a former member of our Board, who resigned as a member of our Board effective January 6, 2020, serves as Founder and Managing Director, which purchased 8,333 shares, (vi) Timothy P. Moran, our chief executive officer, who purchased 3,333 shares, and (vii) Mark Pomeranz, our President and Chief Operating Officer, who purchased 1,000 shares.

License Agreement with Orchestra BioMed, Inc.

In January 2020, we entered into a license agreement (the “License Agreement”) with Orchestra BioMed, Inc., a greater than 5% holder of our Common Stock and entity in which David Hochman, the Chairman of our Board, serves as the chairman of the board of directors and as chief executive officer, and Darren Sherman, a member of our Board, serves as a director and as president and chief operating officer, pursuant to which we granted a license to Orchestra BioMed, Inc. for the use of portions of the office space not being used by us in our leased facility in Fort Lauderdale, Florida (the “Premises”), and a proportionate share of common areas of such Premises, which compromises approximately 35% of the Premises as of January 2020 and will expand incrementally to approximately 60 to 70% of the Premises by September 2024. In January 2020, Orchestra BioMed, Inc. paid us a one-time fee of $28.5 thousand, upon entering into the License Agreement and will continue to pay a monthly license fee to us until the expiration of the License Agreement in September 2024. Aggregate license fees will generally range from approximately $162 thousand to approximately $198 thousand in any given calendar year during the term of the License Agreement.

Indemnification Agreements

We have entered into indemnification agreements with all of our directors and named executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions

Our Board has adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our Common Stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest (collectively “related parties”), are not permitted to enter into a transaction with us without the prior consent of our Board acting through the Audit Committee or, in certain circumstances, the chairman of the Audit Committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our Audit Committee, or in certain circumstances the chairman of our Audit Committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee, or the chairman of our Audit Committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.

PROPOSAL 2: RATIFY THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020

On March 27, 2018, the Audit Committee approved the dismissal of Brightman Almagor Zohar & Co., member of Deloitte Touche Tohmatsu Limited (“Deloitte”), as our independent registered public accounting firm, effective March 30, 2018 and the engagement of EisnerAmper LLP as our new independent registered public accounting firm as of and for the year ended December 31, 2018. As a result of the move of our principal executive offices to the United States, the Audit Committee believes that utilizing an accounting firm based in the United States would better serve us. As described below, the change in independent registered public accounting firm is not the result of any disagreement with Deloitte.

Deloitte’s audit reports on the financial statements for the years ended December 31, 2017 and 2016 did not provide an adverse opinion or disclaimer of opinion to our financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports contained explanatory paragraphs in which they indicated conditions existed that raised substantial doubt about our ability to continue as a going concern (the “Going Concern Explanation”).

During the fiscal years ended December 31, 2016 and 2017, and the subsequent interim periods through March 30, 2018, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between us and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K except for the Going Concern Explanation described above.

During the fiscal years ended December 31, 2016 and 2017 and the subsequent interim periods through March 30, 2018, neither we nor anyone on our behalf consulted with EisnerAmper LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that EisnerAmper LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K

The Audit Committee has reappointed EisnerAmper LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2020, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by EisnerAmper LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2019	2018

Audit Fees	$242,162	$182,345
Audit-Related Fees	$-	$-
Tax Fees	$42,110	$22,000
All Other Fees	$-	$-
Total Fees	$284,272	$204,345

Audit Fees

“Audit fees” consist of approximately $185,000 and $140,000 in 2019 and 2018, respectively, of fees for professional services provided in connection with the audit of our annual audited financial statements and the review of our quarterly financial statements, and approximately $57,000 and $42,000 in 2019 and 2018, respectively, of fees for consents and comfort letters provided in connection with the offerings of our Common Stock.

Tax Fees

“Tax fees” consist of approximately $23,000 and $22,000, in 2019 and 2018, respectively, for services related to tax preparation and filing, and $19,000 and $0, in 2019 and 2018, respectively, for tax consulting services associated with tax preparation and filings and intercompany transfer pricing activities.

Procedures for Approval of Fees

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining EisnerAmper LLP’s independence and has determined that such services for fiscal year 2019 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to our Board that the audited financial statements be included in our annual report on Form 10-K.

Attendance at Annual Meeting

Representatives of EisnerAmper LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3: APPROVAL OF AMENDMENT TO the Motus GI Holdings, Inc. 2016 Equity Incentive Plan and 2016 Israeli Sub-Plan to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan

Background and Reasons for Amendment

In this proposal, we are asking stockholders to approve an amendment to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan and 2016 Israeli Sub-Plan to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan (the “2016 Plan”) that specifies the number of shares of our common stock that may be issued pursuant to stock options that qualify as “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The amendment does not increase the number of shares previously approved by stockholders for issuance under the 2016 Plan for non-ISO awards or make any other substantive changes to the 2016 Plan.

The 2016 Plan was originally adopted by the Board on December 14, 2016 and subsequently approved by our stockholders. Under the 2016 Plan, we initially reserved 2,000,000 shares of our common stock for issuance to eligible employees, officers, non-employee directors, consultants, and advisors of ours and our subsidiaries, which number increased to 15% of the total number of shares of our common stock outstanding, on a fully diluted basis, immediately following the final closing of our December 1, 2016 private placement. The 2016 Plan also provides that on the first day of each calendar year beginning after the effective date of the 2016 Plan and each January 1 thereafter, the number of shares of common stock authorized to be issued under the 2016 Plan will be increased by an amount equal to the lesser of (i) the number of shares necessary such that the aggregate number of shares available to be issued under the 2016 Plan equals 6% of the number of outstanding shares of our common stock on December 31 of the preceding year, and (ii) an amount to be determined by our Board (the “Evergreen Provision”).

As of January 1, 2020, 5,656,324 shares may be issued under the 2016 Plan based on the operation of the Evergreen Provision to that date. Based on prior stockholder approval, however, only 2,000,000 shares may be issued pursuant to ISOs under the 2016 Plan. Because our option awards to employees have generally been in the form of ISOs, we now have a very limited capacity to grant future awards under the 2016 Plan in the form of ISOs. The Board believes that the ability to grant options in the form of ISOs is an important feature of our equity compensation program and therefore determined that the ISO award limit under the 2016 Plan should be increased, subject to stockholder approval as required by Section 422 of the Code.

On February 6, 2020, the Board approved an amendment to the 2016 Plan, described in this proposal (the “2020 Amendment”), subject to stockholder approval. If approved by our stockholders, the 2020 Amendment will provide that the number of shares that may be issued under the Plan pursuant to ISOs will be increased to match the total number of shares available for issuance under the 2016 Plan taking into account the Evergreen Provision, but with a maximum cap on the number of shares that may be awarded as ISOs, as described further below. If the 2020 Amendment is not approved by our stockholders, the 2016 Plan will continue in effect, but we will be limited in our ability to make future option awards to employees in the form of ISOs.

The material terms of the 2016 Plan, assuming approval of the 2020 Amendment, are summarized below under the heading “Summary of Amended Plan.” This summary is not intended to be a complete description of the 2016 Plan, as amended by the 2020 Amendment, and is qualified in its entirety by the actual text of the 2016 Plan and the 2020 Amendment, attached, respectively, as Appendix A and Appendix B. Unless otherwise stated, references in this summary to the 2016 Plan are to the 2016 Plan as amended by the 2020 Amendment.

Summary of 2016 Plan, As Amended by the 2020 Amendment

Eligibility

Awards under the 2016 Plan may be granted to officers, employees, non-employee directors, consultants, advisors and other individual service providers of our and our subsidiaries, including any person who is determined by the Compensation Committee to be a prospective employee, director or consultant of us or our subsidiaries. ISOs may be granted only to our employees or employees of our subsidiaries. As of June 22, 2020, we and our subsidiaries had a total of twenty-five employees, including four officers and three executive officers (who are not included in the number of officers), five non-employee directors, and an aggregate of seventeen consultants, advisors, and other individual service providers. As of June 22, 2020, no person is eligible to participate as a result of a determination by the Compensation Committee that that person is a prospective employee, director or consultant of ours or any of our subsidiaries. As awards under the 2016 Plan are within the discretion of the Compensation Committee, we cannot determine how many individuals in each of the categories described above will receive awards.

Administration

The 2016 Plan is administered by the Compensation Committee of our Board. The Compensation Committee is authorized to grant options to purchase shares of our common stock, stock appreciation rights, restricted stock, stock units, performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards. The Compensation Committee also has authority to determine the terms and conditions of each award, prescribe, amend and rescind rules and regulations relating to the 2016 Plan, and amend the terms of awards in any manner not inconsistent with the 2016 Plan (provided that no amendment may adversely affect the rights of a participant without his or her consent), including authority to reduce or reprice the exercise price of outstanding options or stock appreciation rights. The Compensation Committee is permitted to delegate to officers and employees authority to grant options and other awards to employees (other than themselves), subject to applicable law and restrictions in the 2016 Plan. No award will be granted under the 2016 Plan on or after the ten year anniversary of the adoption of the 2016 Plan by the Board, but awards granted prior to the ten year anniversary may extend beyond that date.

Number of Authorized Shares

As noted above, as of January 1, 2020 under the 2016 Plan’s Evergreen Provisions, 5,656,324 shares of our common stock were available for issuance as awards under the 2016 Plan. The shares of common stock issuable under the 2016 Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise. The 2020 Amendment makes no change to these previously approved provisions.

If stockholders approve the 2020 Amendment, the number of shares that may be granted in the form of ISOs will be increased. Under the 2016 Plan, only 2,000,000 shares could be granted as ISOs. If the 2020 Amendment is approved by shareholders, up to 5,656,324 shares may be granted as ISOs under the 2016 Plan, subject to upward adjustment thereafter pursuant to the Evergreen Provision beginning January 1, 2021, but in no event will more than 10,000,000 shares be available for grant as ISOs.

The 2020 Amendment makes no changes to the 2016 Plan’s share counting or recycling provisions. If any award granted under the 2016 Plan payable in shares of our common stock is forfeited, cancelled, returned for failure to satisfy vesting requirements, is otherwise forfeited, otherwise terminates without payment being made, or if shares of our common stock are surrendered in full or partial payment of the exercise price or withheld to cover withholding taxes on options or other awards, the number of shares of our common stock as to which such option or award was forfeited, or which were surrendered or withheld, will be available for future grants under the 2016 Plan.

Types of Awards

The 2016 Plan permits the granting of any or all of the following types of awards:

●	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either ISOs, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices of stock options, except that options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). (The fair market value of a share of our common stock as of June 22, 2020 was $[●].) At the time of grant, the Compensation Committee also determines the other terms and conditions of stock options, including the quantity, vesting periods, term (which cannot exceed 10 years), and other conditions on exercise. In general, the exercise price of an option is payable (a) in cash or by certified bank check, (b) through delivery of shares of our Common Stock having a fair market value equal to the purchase price, or (c) such other method as approved by the Compensation Committee and set forth in an award agreement. The Compensation Committee is also authorized to establish a cashless exercise program and to permit the exercise price to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

●	Stock Appreciation Rights. A stock appreciation right entitles the holder to a number of shares (or an equivalent amount in cash) equal to (i) the number of shares for which the stock appreciation right is exercised times the appreciation in the fair market value of a share of our common stock between the date the stock appreciation right was granted (which will not be less than 100% of the fair market value of our common stock on the date of grant) and its date of exercise; divided by (ii) the fair market value of a share of our common stock on the date that the stock appreciation right is exercised. The Compensation Committee will determine the extent to which a holder of a stock appreciation right may exercise the right following termination of service with us.

●	Restricted Stock and Stock Units. The Compensation Committee is authorized to award restricted common stock and/or stock units under the 2016 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of such conditions as may be specified by the Compensation Committee. The Compensation Committee is authorized to determine the restrictions and conditions applicable to each award of restricted stock or stock units, which may include performance-based conditions. The 2016 Plan provides that dividends with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the Compensation Committee. Dividend equivalent amounts under the 2016 Plan may also be paid with respect to stock units, and are subject to the same restrictions on transferability as the stock units with respect to which they were paid. Unless the Compensation Committee determines otherwise, holders of restricted stock have the right to vote the shares.

●	Other Awards. The 2016 Plan also permits the grant of performance share and performance unit awards, incentive bonus awards payable in cash or shares of our common stock, as well as other stock based and cash based awards.

Adjustments

Changes in Common Stock. Under the 2016 Plan, if (1) the number of outstanding shares of our common stock is increased or decreased or the shares are changed into or exchanged for a different number or kind of our shares or other securities on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in the shares effected without receipt of consideration by us or (2) there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by us, then the number and kinds of shares for which grants of awards under the 2016 Plan may be made, including the limit on the number of shares that may be granted as ISOs, will be equitably adjusted by us. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (2) above, the number and kind of shares for which awards under the 2016 Plan are outstanding and the purchase prices of outstanding options will be equitably adjusted.

Effect of Certain Transactions. The Compensation Committee has the authority under the 2016 Plan to provide, at the time of the grant of an award, for the effect of a change in control (as defined in the 2016 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee, or (iv) such other modification or adjustment to an award as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants following a change in control. The Compensation Committee has the authority, in its discretion and without the need for the consent of any recipient of an award, to also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and stock appreciation rights to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or stock appreciation right in exchange for a substitute option; (d) cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control; (f) cancel any option or stock appreciation right in exchange for cash and/or other substitute consideration based on the value of our common stock on the date of the change in control, and cancel any option or stock appreciation right without any payment if its exercise price exceeds the value of our common stock on the date of the change in control; or (g) make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

Clawback

All cash and equity awards granted under the 2016 Plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies adopted by us to implement such requirements, and any other compensation recovery policies as we may adopt from time to time.

Transferability

Awards under the 2016 Plan are not transferable other than by will or the laws of descent and distribution, except that in certain instances where authorized by the applicable award agreement transfers may be made to or for the benefit of designated family members of the participant for no value.

Limit on Options and Stock Appreciation Rights

The maximum number of shares of our common stock with respect to which any one participant may be granted stock options or stock appreciation rights under the 2016 Plan during any calendar year is 1,500,000 shares.

Israeli Aspects of the 2016 Plan

The 2016 Plan includes the 2016 Israeli Sub-Plan (the “Sub-Plan”) which provides for the grant of awards pursuant to the Israeli Income Tax Ordinance (New Version), 1960, as amended (the “Israeli Tax Ordinance”); that is, awards granted pursuant to (i) Section 102 of the Israeli Tax Ordinance (“Section 102 Awards”) and (ii) Section 3(i) of the Israeli Tax Ordinance (“Section 3(i) Awards”). The 2016 Plan and the Sub-Plan provide, subject to applicable law, that Section 102 Awards may be granted only to Israeli employees, officers and directors (excluding Controlling Shareholders as defined by the Israeli Tax Ordinance) and Section 3(i) Awards (which do not provide for similar tax benefits) may be granted to Israeli non-employees including consultants, service providers and Controlling Shareholders, in each case, of our Company or any subsidiary. The 2016 Plan and the Sub-Plan were approved by the Israeli Tax Authority in January 2017 pursuant to applicable law.

Term, Termination, and Amendment of the Amended Plan

Unless earlier terminated by the Board, the 2016 Plan will terminate on, and no further awards may be granted after, March 23, 2026 (the date that is ten years after the original effective date of the 2016 Plan). The Board may amend, suspend, or terminate the 2016 Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension, or termination of the 2016 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

As noted above, the 2020 Amendment makes no changes to the number of shares available for awards under the 2020 Plan as previously approved by stockholders. The benefits to be received by grantees in the normal course under the 2016 Plan cannot be determined at this time because grants under the 2016 Plan are made at the discretion of the Compensation Committee.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2016 Plan generally applicable to our Company and to participants in the 2016 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local, or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time). If a participant sells or otherwise disposes of the shares acquired upon exercise of an ISO after the later of (1) one year from the date the participant exercised the option or (2) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and ISOs, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Restricted Stock and Stock Units. A participant generally will not have taxable income upon the grant of restricted stock or stock units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock- or Cash-Based Awards. The U.S. federal income tax consequences of other stock- or cash-based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we may be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code, including Code Section 162(m).

Code Section 409A. We intend that awards granted under the 2016 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2016 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2016 Plan until all tax withholding obligations are satisfied.

Vote Required for Approval

Approval of the 2020 Amendment requires the affirmative vote of a majority of the total votes cast, in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE MOTUS GI HOLDINGS, INC. 2016 EQUITY INCENTIVE PLAN AND 2016 ISRAELI SUB-PLAN TO THE MOTUS GI HOLDINGS, INC. 2016 EQUITY INCENTIVE PLAN

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 115,000,000

Our Board has approved, subject to shareholder approval, an amendment to our certificate of incorporation to increase our authorized shares of common stock from 50,000,000 to 115,000,000. The increase in our authorized shares of common stock will become effective upon the filing of an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. If the amendment to increase our authorized shares of common stock is approved by shareholders at the Annual Meeting, we intend to file the amendment to our certificate of incorporation as soon as practicable following the Annual Meeting.

The form of the certificate of amendment is set forth as Appendix C to this proxy statement (subject to any changes required by applicable law).

Outstanding Shares and Purpose of the Proposal

Our certificate of incorporation currently authorizes us to issue a maximum of 50,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share. Our issued and outstanding securities, as of the Record Date, are as follows:

●	28,857,073 shares of common stock;

●	2,865,801 shares of common stock issuable upon the exercise of warrants outstanding;

●	4,814,300 shares of common stock issuable upon the exercise of options outstanding;

●	399,757 shares of common stock issuable pursuant to restricted stock units outstanding;

●	389,201 shares of common stock reserved for future grants, awards and issuances under our current equity compensation plan; and

●	37,326,132 shares of common stock outstanding on a fully diluted basis.

The approval of the amendment to the certificate of incorporation to increase the authorized shares of Common Stock is important for our ongoing business. Without additional authorized shares of Common Stock, (i) we may not be able to raise additional financing which is needed to fund our development and commercialization efforts, (ii) we may not be able to attract and retain key employees, officers and directors, and (iii) we may not be able to make possible strategic acquisitions, although no such acquisitions are currently contemplated.

The increase in the number of authorized shares of Common Stock may be available for our Board to issue in future financings, to provide equity incentive to employees, officers and directors, to make stock-based acquisitions and for other general corporate purposes, and we intend to use the additional shares of Common Stock that will be available to undertake any such issuances.

Disadvantages to an increase in the number of authorized shares of Common Stock include:

●	Stockholders will experience further dilution of their ownership.

●

Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

●	The additional shares of Common Stock for which authorization is sought in this proposal would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

●	The issuance of authorized but unissued stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of Common Stock, convertible preferred stock and warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of Common Stock in connection with any such capital raising activities. The Board does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board deems to be in the best interests of us and our stockholders. We are therefore requesting our stockholders approve this proposal to amend our certificate of incorporation to increase the authorized shares of Common Stock.

Vote Required

The affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the meeting will be required to approve this Proposal 4. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions, and broker non-votes, if this Proposal 4 is deemed to be a “non-routine” matter as further discussed in What are broker non-votes?, will have the same practical effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 115,000,000.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2021 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2021 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than March 4, 2021 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, Attn.: Secretary.

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2021 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than May 15, 2021 and no earlier than April 15, 2021; provided, however, that in the event the Annual Meeting is scheduled to be held more than thirty (30) days before the anniversary date of the immediately preceding Annual Meeting of Stockholders (the “Anniversary Date”) or more than sixty (60) days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such Annual Meeting; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such Annual Meeting is first made by us. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, Attn.: Secretary.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the SEC may be obtained without charge by writing to Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, Attn.: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on June 22, 2020. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2019 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, Attn.: Secretary, or by phone at (954) 541-8000. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Timothy P. Moran
Timothy P. Moran
Chief Executive Officer

July [ ], 2020
Ft. Lauderdale, FL

APPENDIX A

Motus GI Holdings, Inc. 2016 Equity Incentive Plan and 2016 Israeli Sub-Plan to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan

MOTUS GI HOLDINGS, INC.

2016 EQUITY INCENTIVE PLAN

1. Establishment and Purpose

1.1 The purpose of the Motus GI Holdings, Inc. 2016 Equity Incentive Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

1.2 The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 18.1 hereof.

2. Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards or Assumed Options.

2.3 “Assumed Option” means an option granted pursuant to the Prior Plan.

2.4 “Assumed Option Agreement” means an “Option Agreement” (as defined under the Prior Plan) that relates to an Assumed Option.

2.5 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.6 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical. Unless the context requires otherwise, the term Award Agreement shall include an Assumed Option Agreement.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment; (iii) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (v) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within 10 days after delivery of written notice thereof; (iv) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within 10 days after the delivery of written notice thereof; or (v) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.9 “Change in Control” means, unless otherwise provided in an Award Agreement, the occurrence of any one of the following events:

(i) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Participant, the Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding shares of Common Stock (in either such case other than as a result of an acquisition of securities directly from the Company); or

(ii) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

(iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

2.10 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.11 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.12 “Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

2.13 “Company” means Motus GI Holdings, Inc., a Delaware corporation, and any successor thereto as provided in Section 16.8.

2.14 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, Director or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, Director or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. Unless the Committee provides otherwise, in its discretion, or as otherwise required by Applicable Law, vesting of Options shall be tolled during any unpaid leave of absence by a Participant.

2.15 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.16 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.17 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.18 “Effective Date” means the date set forth in Section 18.1 hereof.

2.19 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.

2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.21 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation. Notwithstanding the preceding sentence, if the date for which Fair Market Value is determined is the date on which the final prospectus relating to the Company’s Initial Public Offering is filed, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

2.22 “Fully Diluted” means, as applied to a specific date, the total number of shares of Common Stock outstanding as of such date plus the number of shares of Common Stock issuable upon the exercise of outstanding warrants, stock options and other awards exercisable for (or convertible into) Common Stock under an equity compensation plan of the Company, as well as upon the exercise of outstanding warrants that are not part of any equity compensation plan, but excluding shares of Common Stock issuable upon the conversion of any convertible notes.

2.23 “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

2.24 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

2.25 “Initial Public Offering” means the consummation of the first underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Common Stock shall be publicly held.

2.26 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.27 “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.28 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.29 “Participant” means any Eligible Person who holds an outstanding Award or Assumed Option under the Plan.

2.30 “Person” shall mean any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”

2.31 “Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of Awards.

2.32 “Performance Measures” mean the measures of performance of the Company and its Subsidiaries as more fully described in Section 14 of the Plan and Exhibit A hereto.

2.33 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.34 “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.35 “Plan” means this Motus GI Holdings, Inc. 2016 Equity Incentive Plan, as it may be amended from time to time.

2.36 “Prior Plan” means the Motus G.I. Medical Technologies LTD Employee Share Option Plan, as in effect immediately prior to the Effective Date.

2.37 Private Placement” means the private placement of units consisting of shares of Common Stock and shares of Series A Convertible Preferred Stock pursuant to the Private Placement Memorandum of the Company dated December 1, 2016.

2.38 “Reporting Person” means an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.39 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.40 “Section 162(m) Award” shall mean any Award granted pursuant to the Plan that is intended to qualify for the exception for “qualified performance-based compensation” under Section 162(m) of the Code and the regulations thereunder.

2.41 “Securities Act” means the Securities Act of 1933, as amended.

2.42 “Series A Convertible Preferred Stock” means the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share.

2.43 “Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.44 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.45 “Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.46 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3. Administration

3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Code Section 162(m) and 16b-3 Award requirements referred to in Section 2.9 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award or Assumed Option in any manner that is not inconsistent with the Plan (including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, extend the post-termination exercisability period of any Stock Option, Assumed Option and/or Stock Appreciation Right, and/or to reduce (reprice) the exercise price of any Stock Option, Assumed Option and/or Stock Appreciation Right that exceeds the Fair Market Value of a share of Common Stock on the date of such repricing), provided that no such action shall materially and adversely affect the rights of a Participant with respect to an outstanding Award or Assumed Option without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement or Assumed Option Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award, Award Agreement or Assumed Option Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

4. Shares Subject to the Plan

4.1 Share Limitation.

(a) Subject to adjustment pursuant to Section 4.2 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan and with respect to Assumed Options initially shall be 2,000,000 shares, which number shall increase to 15% of the total number of shares of the Company outstanding, on a Fully Diluted basis, immediately following the final closing of the Private Placement (at such time as the Board determines that the final closing has occurred). All 2,000,000 of such shares initially available pursuant to this Section 4.1(a) may, but need not, be issued in respect of Incentive Stock Options.

(b) The number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1st of each year commencing with the January 1 following the Effective Date and on each January 1 thereafter until the Expiration Date (as defined in Section 18.3 of the Plan), in an amount equal to six percent (6%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For avoidance of doubt, none of the shares of Common Stock available for issuance pursuant to this Section 4.1(b) shall be issued in respect of Incentive Stock Options.

(c) Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award or Assumed Option payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or Assumed Option or in payment with respect to any other form of Award, that are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

4.2 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards and Assumed Options, (iii) the price for each share or unit or other right subject to then outstanding Awards and Assumed Options, (iv) the performance measures or goals relating to the vesting of an Award or Assumed Option and (v) any other terms of an Award or Assumed Option that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award or Assumed Option. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5. Participation and Awards

5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 16.1 hereof.

5.3 Israeli Sub-Plan. The “2016 Israeli Sub-Plan” annexed hereto as Exhibit A is hereby incorporated herein by reference and shall apply with respect to Awards granted under the Plan to “Israeli Participants” as defined in the 2016 Israeli Sub-Plan.

6. Stock Options

6.1 Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant, and may establish an exercise price that is below Fair Market Value on the Date of Grant for Stock Options granted to Participants who are not residents of the U.S if permitted by applicable law and any applicable rules of the principal established stock exchange or national market system on which the Common Stock is traded.

6.3 Vesting of Stock Options. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee in its sole discretion may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a) If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b) If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(c) If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(d) To the extent that a Stock Option of a Participant whose Continuous Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.

6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option or Assumed Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement, Assumed Option Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option or Assumed Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option or Assumed Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; and/or (iv) by such other method as may be approved by the Committee and set forth in an Award Agreement or Assumed Option Agreement. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 17.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option or Assumed Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

6.6 Additional Rules for Incentive Stock Options.

(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-7(h) of the Company or any Subsidiary.

(b) Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c) Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (A) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (B) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

(d) Termination of Employment. An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.

(e) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7. Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2.

7.3 Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.

7.4 Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.

7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 17.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

8. Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan or Code Section 162(m), the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 17.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9. Stock Unit Awards

9.1 Grant of Stock Unit Awards. A Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion. If any dividend equivalents are paid while a Stock Unit Award is subject to restrictions under Section 9 of the Plan or Code Section 162(m), the dividend equivalents shall be subject to the same restrictions on transferability as the Stock Units to which they were paid, unless otherwise set forth in the Award Agreement.

9.2 Vesting of Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Stock Unit Award at any time. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee.

9.3 Payment of Stock Unit Awards. A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and one-half months after the later of the calendar year or fiscal year in which the Stock Units vest. If Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

10. Performance Shares

10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.

10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Share Award.

10.4 Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11. Performance Units

11.1 Grant of Performance Units. Performance Units may be granted to any Eligible Person selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.

11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

11.3 Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Unit Award

11.4 Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

12. Incentive Bonus Awards

12.1 Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

12.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures set forth in Exhibit A hereto. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates (or for Incentive Bonus Awards intended to satisfy Code Section 162(m), within the permissible time period established for exemption under Code Section 162(m) and the regulations promulgated thereunder), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

12.3 Payment of Incentive Bonus Awards.

(a) Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

13. Other Cash-Based Awards and Other Stock-Based Awards

13.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

13.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

13.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

14. Section 162(m) Awards

14.1 Awards Granted Under Code Section 162(m). The Committee, at its discretion, may designate that a Restricted Stock, Stock Unit, Performance Share, Performance Unit, Incentive Bonus, Other Stock Award or Other Cash Award shall be granted as a Section 162(m) Award. Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award.

14.2 Performance Measures.

(a) Each Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation exemption requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, an Award also may be subject to goals and restrictions in addition to the Performance Measures.

(b) “Performance Measures” means the measures of performance of the Company and its Subsidiaries used to determine a Participant’s entitlement to an Award under the Plan. Such performance measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be based on one or more of the criteria set forth in Exhibit B which is hereby incorporated by reference, as determined by the Committee.

(c) For each Section 162(m) Award, the Committee shall (i) select the Participant who shall be eligible to receive a Section 162(m) Award, (ii) determine the applicable performance period, (iii) determine the target levels of the Company or Subsidiary Performance Measures, and (iv) determine the number of shares of Common Stock or cash or other property (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which an Award relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.

14.3 Attainment of Code Section 162(m) Goals.

(a) After each performance period, the Committee shall certify in writing (which may include the written minutes for any meeting of the Committee): (i) if the Company has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash or other property payable under the Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of an Award except in the case of a Change in Control of the Corporation or the death or Disability of a Participant.

(b) Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including, without limitation, a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Company, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Company’s strategic business goals.

14.4 Individual Participant Limitations. Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock with respect to which Stock Options or Stock Appreciation Rights may be granted to any one individual under the Plan during any calendar year shall be 1,500,000 shares. Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock subject to Section 162(m) Awards (other than Stock Options and Stock Appreciation Rights) that may be paid to any one individual in respect of any calendar year if the applicable Performance Goals are attained is 1,500,000 shares. The maximum cash amount that may be paid pursuant to Section 162(m) Awards (other than Stock Options and Stock Appreciation Rights) to any one individual in respect of any calendar year if the applicable Performance Goals are attained is $1,000,000. In the case of Performance Goals based on performance periods beginning and ending in different calendar years, the number of shares of Common Stock or cash amount which is paid in respect of each calendar year during the performance period shall be determined by multiplying the total number of shares or cash amount, as applicable, paid for the performance period by a fraction, of which (i) the numerator is the number of days during the performance period in that particular calendar year, and (ii) the denominator is the total number of days during the performance period. The limitations in this Section 14.4 shall be interpreted and applied in a manner consistent with Section 162(m) of the Code and the regulations thereunder. If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.

15. Change in Control

15.1 Effect of Change in Control.

(a) The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(b) Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options, Assumed Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option, Assumed Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) (notwithstanding the fact that the original Stock Option or Assumed Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) cancel any Stock Option, Assumed Option or Stock Appreciation Right (vested or unvested) held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to (A) the number of shares of Common Stock subject to that Stock Option, Assumed Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per share of Common Stock on the date of the Change in Control and the exercise price of that Stock Option, Assumed Option or Stock Appreciation Right; provided, that if the Fair Market Value per share of Common Stock on the date of the Change in Control does not exceed the exercise price of any such Stock Option, Assumed Option or Stock Appreciation Right, the Committee may cancel that Stock Option, Assumed Option or Stock Appreciation Right without any payment of consideration therefor; (vii) cancel any Stock Unit or Performance Unit held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to the Fair Market Value per share of Common Stock on the date of the Change in Control (provided that such cancelation and exchange does not violate Section 409A of the Code); or (ix) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

16. General Provisions

16.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

16.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

16.3 No Assignment or Transfer; Beneficiaries.

(a) Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 16.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

16.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

16.5 Employment or Continuous Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

16.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.

16.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

16.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

16.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

16.10 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

16.11 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

16.12 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (x) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

16.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

17. Legal Compliance

17.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances. If an Award is made to an Eligible Person who is subject to Chinese jurisdiction, and approval of the Award by China’s State Administration of Foreign Exchange is needed, the Award may be converted to cash or other equivalent amount if and to the extent that such approval is not obtained.

17.2 Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

17.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

17.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

17.5 Tax Withholding.

(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.

(b) A Participant may, in order to fulfill the withholding obligation, tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The broker-assisted exercise procedure described in Section 6.5 may also be utilized to satisfy the withholding requirements related to the exercise of a Stock Option or Assumed Option.

(c) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), or (iii) such withholding would cause adverse accounting consequences for the Company.

17.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other person hereunder.

17.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

17.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

18. Effective Date, Amendment and Termination

18.1 Effective Date. The effective date of the Plan shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one year of the date on which such Board approval occurs.

18.2 Successor to Prior Plan. This Plan succeeds and replaces the Prior Plan in its entirety; provided, however, that the terms of Assumed Option Agreements entered into with respect to Assumed Options shall continue in effect subject to such modifications or amendments thereto as may be made to such Assumed Option Agreements; and provided further however that Assumed Options and Assumed Option Agreements shall be subject to the additional terms and conditions of the 2016 Israeli Sub-Plan annexed hereto as Exhibit A. For avoidance of doubt, and without limitation, the terms of Sections 3, 4, 6.5, 15, 16, 17 and 18 of this Plan shall govern Prior Options, except to the extent that application of such terms demand otherwise.

18.3 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. The Plan will continue in effect until terminated in accordance with this Section 18.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the Plan’s initial adoption by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

INITIAL BOARD APPROVAL: December 14, 2016

INITIAL STOCKHOLDER APPROVAL: December 20, 2016

EXHIBIT A

2016 ISRAELI SUB-PLAN

TO THE MOTUS GI HOLDINGS, INC. 2016 EQUITY INCENTIVE PLAN

Section 1. General. This Motus GI Holdings, Inc. 2016 Israeli Sub-Plan (this “Sub-Plan”) is to be read as a part of the Motus GI Holdings, Inc. 2016 Equity Incentive Plan (the “Plan”), and the Plan and this Sub-Plan shall be deemed one integrated document. The provisions of the Plan shall apply to Awards (as defined below) granted under this Sub-Plan, subject to the modifications set forth below. In the event of any conflict between the Plan and this Sub-Plan, the terms of this Sub-Plan shall govern with respect to Awards granted to Israeli Participants (as defined below). This Sub-Plan shall only apply to, and modify Awards granted to, Israeli Participants so that such Awards will be governed by the terms of this Sub-Plan and comply with the requirements of Israeli law generally, and specifically with the provisions of Section 3(i) and Section 102 of the Ordinance (as defined below). For the avoidance of doubt, this Sub-Plan shall not modify the Plan with respect of any other category of Participant.

Unless otherwise defined in this Sub-Plan, all capitalized terms used herein shall have the same meanings given to such terms in the Plan. Capitalized terms used herein that are the plural forms or singular forms of defined terms shall have the corresponding plural or singular meanings of the corresponding defined terms. The following terms shall have the meanings set forth below, unless the context clearly requires a different meaning:

(a) “3(i) Award” means an Award granted pursuant to Section 3(i) of the Ordinance to any person who is an Israeli Non-Employee Participant.

(b) “102 Award” means an Award granted pursuant to Section 102 of the Ordinance to any person who is an Israeli Employee Participant.

(c) “102 Capital Gains Award” means a Trustee 102 Award elected and designated by the Employing Company to qualify for Capital Gains tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

(d) “102 Ordinary Income Award” means a Trustee 102 Award elected and designated by the Employing Company to qualify for ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

(e) “Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.

(f) “Award” means an award of Stock Option, Restricted Stock, Stock Unit, Stock Appreciation Right, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

(g) “Controlling Shareholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

(h) “Employing Company” shall have the meaning ascribed to it in Section 102(a) of the Ordinance.

(i) “Israeli Employee Participant” means a person who is a resident of the state of Israel or who is deemed to be a resident of the state of Israel for the payment of tax, and who is an employee or an Office Holder (“Noseh Missra”) of the Company, or any Affiliate of the Company, in each case excluding a person who is a Controlling Shareholder prior to the issuance of the relevant Award or as a result thereof.

(j) “Israeli Non-Employee Participant” means a person who is a resident of the state of Israel or who is deemed to be a resident of the state of Israel for the payment of tax, and who is (i) a consultant, adviser or service provider of the Company, or any Affiliate of the Company, who is not an Israeli Employee Participant, or (ii) a Controlling Shareholder (whether or not an employee of the Company or any Affiliate of the Company).

(k) “Israeli Participant” means Israeli Employee Participants and Israeli Non-Employee Participants.

(l) “ITA” means the Israeli Income Tax Authority, or any successor agency.

(m) “Lockup Period” means the requisite period prescribed by the Ordinance and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which Awards or Shares issued thereunder, and all rights resulting from them, including bonus shares, must be held by the Trustee.

(n) “Non-Trustee 102 Award” means an Award granted to an Israeli Participant pursuant to Section 102(c) of the Ordinance, which is not required to be held in trust by a Trustee.

(o) “Ordinance” means the 1961 Israeli Income Tax Ordinance [New Version] or any successor statute, as amended from time to time.

(p) “Rules” means the Income Tax Rules (Tax Relief in the Issuance of Shares to Employees), 5763-2003.

(q) “Section 102” means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as amended or replaced from time to time.

(r) “Tax” means any tax (including, without limitation, any income tax, capital gains tax, value added tax, sales tax, property tax, gift tax, or estate tax), levy, assessment, tariff, duty (including any customs duty), deficiency, or other fee, and any related charge or amount (including any fine, penalty, interest, linkage differentials or addition to tax), imposed, assessed, or collected by or under the authority of any governmental body.

(s) “Trustee” means any person or entity appointed by the Company or any of its Affiliates, as applicable, and approved by the ITA, to serve as a trustee, all in accordance with the provisions of Section 102(a) of the Ordinance.

(t) “Trustee 102 Award” means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Participant.

Section 2. Issuance of Awards.

(a) Without derogating from the provisions of the Plan: (i) Israeli Employee Participants may be granted only 102 Awards; and (ii) Israeli Non-Employee Participants may be granted only 3(i) Awards. In each case, such Awards shall be subject to the terms and conditions of the Ordinance.

(b) The Employing Company may, pursuant to Section 102, designate 102 Awards granted to Israeli Employee Participants as Non-Trustee 102 Awards or as Trustee 102 Awards.

(c) The Employing Company shall have the absolute discretion to decide whether Awards granted pursuant to Section 3(i) of the Ordinance shall be held by the Trustee for any Lockup Period.

(d) Any trustee, including, without limitation, the Trustee, holding Awards or Shares issued upon the exercise thereof, or rights resulting therefrom, including bonus shares, shall not be liable for any good faith determination, act or omission in connection with the Plan, any Sub-Plan, any Award or any agreement entered into between such Trustee and the Company or any Affiliate.

Section 3. Trustee 102 Awards.

(a) Awards granted pursuant to this Section 3 are intended to constitute Trustee 102 Awards and are subject to the provisions of Section 102 and the general terms and conditions specified in the Plan, except for such provisions of the Plan applying to Awards under a different tax law or regulation.

(b) Unless the Committee determines otherwise and subject to applicable law, Trustee 102 Awards may be granted only to Israeli Employee Participants.

(c) Trustee 102 Awards shall be classified as either 102 Capital Gains Awards or 102 Ordinary Income Awards, subject to the terms and conditions of Section 102 and the provisions of the Plan and this Sub-Plan.

(d) No Trustee 102 Awards may be granted under this Sub-Plan, unless and until the Employing Company’s election of the type of Trustee 102 Awards to be granted to Israeli Employee Participants, being either 102 Capital Gains Awards or 102 Ordinary Income Awards, (the ‘Election”), is appropriately filed with the ITA. The Board shall have the right to determine whether the Election shall be that the Trustee 102 Awards be 102 Capital Gains Awards or 102 Ordinary Income Awards. After making an Election, the Company may grant only the type of Trustee 102 Awards it has elected (i.e., 102 Capital Gains Awards or 102 Ordinary Income Awards), and the Election shall apply to all grants to Israeli Employee Participants of Trustee 102 Awards until such Election is changed pursuant to the provisions of Section 102(g) of the Ordinance. The Employing Company may change such Election only after the passage of at least one year after the end of the year during which the applicable Employing Company first granted Trustee 102 Awards in accordance with the previous Election. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee 102 Awards or 3(i) Awards.

(e) The grant of Trustee 102 Awards shall be conditioned upon the approval (or the deemed approval pursuant to the provisions of section 102(a) of the Ordinance) of the Plan, this Sub-Plan and the Trustee by the ITA.

(f) Trustee 102 Awards may be granted only after the passage of thirty (30) days (or a shorter period as, and if, approved by the ITA) following the delivery by the appropriate Employing Company to the ITA of a request for approval of the Plan (including this Sub-Plan) and the Trustee in accordance with Section 102. Notwithstanding the foregoing paragraph, if within ninety (90) days of delivery of the abovementioned request, the appropriate ITA officer notifies the Employing Company of his or her decision not to approve the Plan (including this Sub-Plan) or the Trustee, the Awards that were intended to be granted as a Trustee 102 Awards shall be deemed to be Non-Trustee 102 Awards, unless otherwise determined by the ITA officer.

(g) Anything herein to the contrary notwithstanding, all Trustee 102 Awards granted under this Plan shall be granted or issued to a Trustee. The Trustee shall hold each such Trustee 102 Award, all Shares issued upon exercise thereof, and all other rights resulting from such Trustee 102 Award or Shares, including bonus shares, in trust for the benefit of the Israeli Employee Participant to which such Award was granted. All certificates representing Awards or Shares issued to the Trustee under the Plan shall be issued in the Trustee’s name, deposited with the Trustee, and shall be held by the Trustee until such time that such Awards or Shares are released from the trust.

(h) With respect to 102 Capital Gains Awards and 102 Ordinary Income Awards, such Awards or any Shares issued upon the exercise thereof and all rights resulting from such Awards or Shares, including bonus shares, will be held by the Trustee, from the date such Awards or Shares were deposited with the Trustee until the end of the applicable Lockup Period (currently 24 months with respect to 102 Capital Gains Awards and 12 months with respect to 102 Ordinary Income Awards) or such shorter period as approved by the ITA, under the terms set forth in Section 102.

(i) In accordance with Section 102, the Israeli Employee Participant shall not sell, cause the release from trust, or otherwise dispose of, any Trustee 102 Award, any Share issued upon the exercise thereof, or any rights resulting from such Award or Share, including bonus shares, until the end of the applicable Lockup Period. Notwithstanding the foregoing but without derogating from the provisions of the Plan and the terms and conditions set forth in the Award Agreement, if any such sale, release, or disposition occurs during the Lockup Period, then the provisions of Section 102 relating to non-compliance with the Lockup Period will apply and all sanctions and liability under Section 102 shall be borne by the Israeli Employee Participant. The Israeli Employee Participant will indemnify the Company, the Trustee and any other party which incurs any liability as a result of such sale, release or disposition.

(j) Anything herein to the contrary notwithstanding, the Trustee shall not release any unexercised Trustee 102 Awards, Shares issued upon the exercise of any Trustee 102 Awards, or any rights, including bonus shares, resulting from such Trustee 102 Awards or Shares, prior to the full payment of the Exercise Price and the Israeli Employee Participant’s tax liability arising from the Trustee 102 Awards granted to him or her.

(k) In the event that the requirements for the Trustee 102 Awards are not met, then the Trustee 102 Awards shall be deemed Non-Trustee 102 Awards.

(l) Upon receipt of a Trustee 102 Award, the Israeli Employee Participant will sign an Award Agreement under which such Participant will agree to be subject to the trust agreement between the Company or its Affiliate and the Trustee, stating, inter alia, that the Trustee will be released from any liability in respect of any action or decision taken or executed in good faith with respect to this Sub-Plan, or any Trustee 102 Award or Share issued to him or her thereunder, or right resulting therefrom, including bonus shares.

(m) The validity of any order given to the Trustee by an Israeli Employee Participant shall be subject to the approval of the Employing Company. The Employing Company shall render its decision regarding whether to approve orders given by any Israeli Employee Participant to the Trustee within a reasonable period of time. The Employing Company shall not be required to approve any order which is incomplete, is not in accordance with the provisions of this Plan and the applicable Award Agreement or which the Employing Company believes should not be executed for any reasonable reason. The Employing Company shall notify the Israeli Employee Participant of the reason for not approving his or her order. Approval by the Employing Company of any order given to the Trustee by an Israeli Employee Participant shall not constitute proof of the Employing Company’s recognition of any right of such Israeli Employee Participant.

(n) Without derogating from the above, the Employing Company shall have the authority to determine the specific procedures and conditions of the trusteeship with the Trustee in a separate agreement between the Employing Company and the Trustee.

(o) In the case of 102 Awards, the Trustee shall have no rights as a shareholder of the Company with respect to the Shares covered by such Award until the Trustee becomes the record holder for such Shares for the Israeli Participant’s benefit, and the Israeli Participant shall have no rights as a shareholder of the Company with respect to the Shares covered by the Award until the date of the release of such Shares from the Trustee to the Israeli Participant and the transfer of record ownership of such shares to the Israeli Participant.

Section 4. Non-Trustee 102 Awards.

(a) Awards granted pursuant to this Section 4 are intended to constitute Non-Trustee 102 Awards and are subject to the provisions of Section 102 and the general terms and conditions specified in the Plan, except for such provisions of the Plan applying to Awards granted under a different tax law or regulations.

(b) Unless the Committee determines otherwise and subject to applicable law, Non-Trustee 102 Awards may be granted only to Israeli Employee Participants.

(c) Non-Trustee 102 Awards that shall be granted pursuant to the Plan may be issued directly to the Israeli Employee Participant or to a trustee appointed by the Board in its sole discretion. In the event that the Board determines that Non-Trustee 102 Awards, or Shares issued upon the exercise thereof, or rights resulting therefrom, including bonus shares, shall be deposited with a trustee, the provisions of Section 3(g), 3(h), 3(i), 3(j), 3(l), 3(m), 3(n), and 3(o) of this Sub-Plan shall apply, mutatis mutandis.

(d) In the event that an Israeli Employee Participant was granted a Non-Trustee 102 Award and thereafter such Israeli Employee Participant’s employment by the Company, or any Affiliate thereof, terminates for any reason, such Israeli Employee Participant will be obligated to provide his or her employer, upon the termination of his or her employment, with a security or guarantee to cover any future tax obligation resulting from the grant, exercise or disposition of the Award, the Shares issuable upon the exercise thereof, or any rights resulting therefrom, in a form satisfactory to such employer in such employer’s sole discretion.

Section 5. 3(i) Awards.

(a) Awards granted pursuant to this Section 5 are intended to constitute 3(i) Awards and are subject to the provisions of Section 3(i) of the Ordinance and the general terms and conditions specified the Plan, except for provisions of the Plan applying to Awards granted under a different tax law or regulations.

(b) Unless the Committee determines otherwise and subject to applicable law, 3(i) Awards may be granted only to Israeli Non-Employee Participants.

(c) 3(i) Awards that shall be granted pursuant to the Plan may be issued directly to the Israeli Non-Employee Participant or to a trustee appointed by the Board in its sole discretion. In the event that the Board determines that 3(i) Awards, or Shares issued upon the exercise thereof, or rights resulting therefrom, including bonus shares, shall be deposited with a trustee, the provisions of Section 3(g), 3(h), 3(i), 3(j), 3(l), 3(m), 3(n) and 3(o) of this Sub-Plan shall apply, mutatis mutandis.

(d) In the event that an Israeli Non-Employee Participant was granted a 3(i) Award and thereafter such Israeli Non-Employee Participant’s employment by the Company, or any Affiliate thereof, terminates for any reason, such Israeli Non-Employee Participant will be obligated to provide his or her employer, upon the termination of his or her employment, with a security or guarantee to cover any future tax obligation resulting from the grant, exercise or disposition of the Award, the Shares issuable upon the exercise thereof, or any rights resulting therefrom, in a form satisfactory to such employer in such employer’s sole discretion.

Section 6. The Award Agreement. The terms and conditions upon which the Awards shall be issued and exercised shall be as specified in an Award Agreement to be executed pursuant to the Plan and this Sub-Plan. Each Award Agreement shall state, inter alia, the number of Shares granted under the Award, the type of Award granted thereunder (whether such Award is a Trustee 102 Award, and if so, whether it is a 102 Capital Gains Award or 102 Ordinary Income Award, or a Non-Trustee 102 Award, or a 3(i) Award), the vesting provisions, the term of the Award, and the exercise price. Any grant of Awards shall be conditioned upon the Participant’s undertaking to be subject to the provisions of Section 102 or Section 3(i) of the Ordinance, as applicable.

Section 7. Fair Market Value For Israeli Tax Purposes. Without derogating from Section 2.21 of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant of a 102 Capital Gains Award the Company’s Shares are listed on any established stock exchange or a national market system, or if the Company’s shares are registered for trading within ninety (90) days following the date of grant of the 102 Capital Gains Award, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as applicable.

Section 8. Exercise of Awards. Awards shall be exercised in accordance with the provisions of the Plan and the Award Agreement, and when applicable, in accordance with the requirements of Section 102.

Section 9. Assignability and Sale of Awards.

(a) Notwithstanding any other provision of the Plan to the contrary, no Awards, or any right with respect thereto or purchasable thereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect thereto granted to any third party whatsoever, without the prior written consent of the Board, and subject to the Ordinance. Any purported assignment, transfer, grant of collateral, or pledge of Awards, or any right with respect thereto or purchasable thereunder, contrary to the provisions of this Section, directly or indirectly, whether contemplated to be effective immediate effect or in the future, shall be null and void and cause the applicable Award to immediately expire. During the lifetime of the Israeli Participant all of such Israeli Participant’s rights to purchase Shares or to otherwise exercise an Award hereunder shall be exercisable only by the Israeli Participant.

(b) Without derogating from Section 9(a) above, for as long as Awards or Shares purchased upon the exercise thereof are held by the Trustee on behalf of the Participant, all rights of the Participant with respect to such Awards and Shares shall be personal, and may not be transferred, assigned, pledged or mortgaged, other than by will or the laws of descent and distribution. Any purported assignment, transfer, grant of collateral, or pledge of an Award or Share in contradiction to the provisions of this Section, directly or indirectly, whether contemplated to be effective immediately or in the future, shall be null and void and cause the Award to expire immediately.

Section 10. Integration of Section 102 And Tax Assessing Officer’s Permit.

(a) With respect to Trustee 102 Awards, the provisions of the Plan, this Sub-Plan and the Award Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit (to the extent that such permit is issued) and/or any pre-ruling obtained by the ITA (the “Permit”), and the provisions of the Permit shall be deemed integrated with, and a part of, the Plan, this Sub-Plan and the Award Agreement.

(b) Any provision of Section 102 or the Permit which is necessary in order to obtain or preserve any tax benefit pursuant to Section 102, which is not expressly specified in the Plan, this Sub-Plan, or the Award Agreement, shall be deemed to have been automatically incorporated into this Sub-Plan and binding upon the Company and the Participants who are Israeli Participants.

Section 11. Dividends. Without derogating from the provisions of the Plan, an Israeli Participant shall be entitled to receive (or the Trustee for the benefit of Participant if such Shares are held by the Trustee for his or her benefit) dividends with respect to Shares issued upon the exercise of his or her Awards, in accordance with the provisions of the Company’s Certificate of Incorporation (including all amendments thereto), subject to any applicable taxation on distribution of dividends and, when applicable, subject to the provisions of Section 102.

Section 12. Tax Consequences.

(a) Any liability for any Tax arising with respect to the Awards and the Shares, including, but not limited to, as a result of the grant of Awards, the exercise of an Award for Shares, the receipt of cash, the transfer, waiver, or expiration of Awards or Shares or the disposal of Shares, shall be borne solely by the Israeli Participants, and in the event of their death, by their estates or heirs. Neither the Company nor any Affiliate nor the Trustee shall be required to pay such Taxes, directly or indirectly, nor shall they be required to gross up such Taxes in the Israeli Participants’ salaries or remuneration. The applicable Tax may be deducted from any cash to be provided to the Israeli Participant or from the proceeds of the disposal of the Shares or shall be paid to the Trustee or to the Company or its Affiliates by the Israeli Participants at their request, or may be provided via any combination of the above.

(b) The Company, its Affiliates and the Trustee shall be entitled to withhold Taxes according to the requirements of any applicable laws, rules, and regulations, including by withholding Taxes at source and specifically under Rule 7(b) of the Rules.

(c) The Israeli Participants undertake to indemnify the Company, its Affiliates and the Trustee, immediately upon their request, for any Tax for which the Israeli Participant is liable under any applicable law, under the Plan or this Sub-Plan, and which was paid by the Company or the Trustee, or which the Company or the Trustee are required to pay and hold them harmless against and from any and all liability for any such tax or interest or penalty or indexation thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withhold any such tax from payments made to the Israeli Participant. The Company may exercise its right to such indemnification by deducting the Tax subject to indemnification from Participant’s salary or remuneration.

(d) The Board or, when applicable, the Trustee shall not be required to release any Awards, Shares, rights resulting therefrom, including bonus shares, or stock certificates, to an Israeli Participant until all required Tax payments and other payments to be borne by such Israeli Participant have been fully made.

(e) Notwithstanding any other provision No Israeli Participant shall have any of the rights of a shareholder with respect to any Shares until Participant pays all payments required to be paid under this Section 12 with respect to such Shares.

(f) The ramifications of any future modification of any applicable law with respect to the taxation of Awards or Shares granted to Participants shall apply to the Israeli Participants accordingly and the Israeli Participants shall bear the full cost thereof, unless such laws, as modified, mandatorily provide otherwise. For the avoidance of doubt, should the applicability of such taxing arrangements to the Plan, this Sub-Plan or to securities issued hereunder or thereunder be conditioned on a decision by the Company or by the Trustee that such arrangements shall apply, the Company shall be entitled to decide, at its absolute discretion, whether to apply such taxing arrangements and to instruct the Trustee to act accordingly.

(g) Unless the Committee determines otherwise at any time and subject to any applicable law, in the event that an Israeli Participant who was granted a Non-Trustee 102 Award is an employee of the Company or any Affiliate, such employee will be obligated to provide the Company or any its Affiliate, upon the termination of his or her employment for any reason, with a security or guarantee to cover any future tax obligation resulting from the grant, exercise or disposition of such Award or the Shares issuable upon the exercise thereof, in the form satisfactory to such employer in the latter’s sole discretion.

(h) Each Participant agrees to, and undertakes to comply with, any ruling, settlement, closing agreement or other similar agreement or arrangement with ITA which is received and/or approved by the Company.

Section 13. Awards Excluded From Salary. The Awards and any Options, Restricted Stock, or Restricted Stock Units or Shares issued thereunder, are extraordinary one-time benefits granted to Israeli Participants, and are not and shall not be deemed a component of any such Israeli Participant’s salary for any purpose, including, without limitation, in connection with calculating severance compensation under the Severance Compensation Law, 5723-1963, and the regulations promulgated thereunder.

Section 14. Governing Law & Jurisdiction. This Sub-Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel, without giving effect to the principles of conflict of laws. The competent courts in Tel- Aviv shall have sole jurisdiction in any matters pertaining to this Sub-Plan.

EXHIBIT B

PERFORMANCE MEASURES

Section 162(m) Awards shall be based on the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Measures, in each case on specified date or over any period, up to 10 years, as determined by the Committee.

“Performance Measures” means the following business criteria (or any combination thereof) with respect to one or more of the Company, any Subsidiary or any division or operating unit thereof:

● pre-tax income,

● after-tax income,

● net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis, or economic net income),

● operating income or profit,

● cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital,

● earnings per share (basic or diluted),

● return on equity,

● returns on sales or revenues,

● return on invested capital or assets (gross or net),

● cash, funds or earnings available for distribution,

● appreciation in the fair market value of the Common Stock,

● operating expenses,

● implementation or completion of critical projects or processes,

● return on investment,

● total return to stockholders (meaning the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period),

● net earnings growth,

● return measures (including but not limited to return on assets, capital, equity, or sales),

● increase in revenues,

● the Company’s published ranking against its peer group of companies based on total stockholder return,

● net earnings,

● changes (or the absence of changes) in the per share price of the Company’s Common Stock,

● preclinical, clinical or regulatory milestones,

● earnings before or after any one or more of the following items: interest, taxes, depreciation or amortization, as reflected in the Company’s financial reports for the applicable period,

● total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period),

● economic value created,

● operating margin or profit margin,

● share price or total shareholder return,

● cost targets, reductions and savings, productivity and efficiencies,

● strategic business criteria, consisting of one or more objectives based on meeting objectively determinable criteria: specified market penetration, geographic business expansion, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons,

● objectively determinable personal or professional objectives, including any of the following performance goals: the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, and

● any combination of, or a specified increase or improvement in, any of the foregoing.

Where applicable, the Performance Measures may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee.

The Performance Measures may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur).

Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to stockholders.

To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the performance goals, for each fiscal year of the Company, the Committee shall have the authority to make equitable adjustments to the Performance Measures in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or affiliate or the financial statements of the Company or any Subsidiary or affiliate and may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the Performance Measures described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP or a change in applicable laws or regulations, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

APPENDIX B

AMENDMENT TO THE MOTUS GI HOLDINGS, INC.
2016 EQUITY INCENTIVE PLAN

Dated: February 6, 2020

WHEREAS, the Board of Directors of Motus GI Holdings, Inc. (the “Company”) heretofore established the Motus GI Holdings, Inc. 2016 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Board of Directors desires to amend the Plan to increase the maximum number of shares of common stock of the Corporation available for grants of “Incentive Stock Options” (as defined under the Plan) thereunder from 2,000,000 to 5,656,324 (which is the current maximum number of shares of common stock available under the Plan, excluding shares of common stock that have previously been issued pursuant to the Plan or that are the subject of outstanding awards under the Plan), and to provide for such number to increase on each January 1 thereafter commensurate with any increase in the total number of shares of Common Stock authorized to be issued under the Plan, provided that the number of shares of common stock of the Corporation available for issuance in respect of Incentive Stock Options shall not exceed 10,000,000; and

WHEREAS, Section 18.3 of the Plan authorizes the Board of Directors to amend the Plan, subject to stockholder approval to the extent that such approval is required by applicable law;

NOW, THEREFORE, subject to approval of the Company’s stockholders, effective the date of such approval, the Plan is hereby amended as follows:

Section 4.1(d) is hereby added to the Plan, to read as follows:

“(d) Notwithstanding anything contained in the Plan to the contrary, subject to stockholder approval, the number of shares of Common Stock available for issuance in respect of Incentive Stock Options is 5,656,324 (the “ISO Limit”); provided, however, that on each January 1 thereafter until the Expiration Date, the ISO Limit shall be increased by a number of shares of Common Stock equal to any increase in the total number of shares of Common Stock authorized to be issued under the Plan pursuant to Section 4.1(b) hereof, provided, further, that in no event shall the ISO Limit exceed 10,000,000 shares of Common Stock.”

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company, subject to stockholder approval, on the date first set forth above.

MOTUS GI HOLDINGS, INC.

By:	/s/ Timothy P. Moran
Name:	Timothy P. Moran
Title:	Chief Executive Office

APPENDIX C

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION OF

MOTUS GI. HOLDINGS, INC.

A Delaware Corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Motus GI Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	The name of the Corporation is Motus GI Holdings, Inc. The Corporation was incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on September 20, 2016 (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation of the Corporation is hereby amended to increase the authorized shares of the Corporation’s common stock by deleting the first paragraph under Section A of Article V, and replacing such paragraph with the following:

“The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred and Twenty Five Million (125,000,000), of which (i) One Hundred and Fifteen Million (115,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Ten Million Shares (10,000,000) shares shall be a class designated as preferred stock, par value $0.0001 per share (the “Preferred Stock”).

3.	The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment and the amendment to the Certificate of Incorporation effected hereby shall be effective immediately upon filing.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this 13th day of August, 2020.

MOTUS GI HOLDINGS, INC.

By:	[ ]
Name:	Timothy P. Moran
Title:	Chief Executive Office

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

MOTUS GI HOLDINGS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 12, 2020.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY .

PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 and 4 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

1. Election of Class C Directors
   - (01) Timothy P. Moran
   - (02) Mark Pomeranz
   - (03) David Hochman
   - (04) Darren Sherman
   - (05) Samuel Nussbaum
   - (06) Shervin Korangy
   - (07) Gary J Pruden

FOR all Nominees listed to the left ☐ **WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left) ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. Ratification of EisnerAmper LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. FOR ☐ AGAINST ☐ ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, and 4.

If you plan to attend the annual meeting in person, please check the following box: ☐

CONTROL NUMBER

Signature____________________________ **Signature, if held jointly**____________________________ **Date**____________, **2020**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The Proxy Statement and our 2020 Annual Report to Stockholders are available at http://www.cstproxy.com/motusgi/2020

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MOTUS GI HOLDINGS, INC.

The undersigned appoints Timothy P. Moran and Andrew Taylor, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Motus GI Holdings, Inc. held of record by the undersigned at the close of business on June 22, 2020 at the Annual Meeting of Stockholders of Motus GI Holdings, Inc. to be held on August 13, 2020, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2, 3, AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)